                                                                     Exhibit 4.7


                                                           EXECUTION COUNTERPART

                            SECURITYHOLDERS AGREEMENT
                           THL - NORTEK INVESTORS, LLC
                           Dated as of August 27, 2004

                                TABLE OF CONTENTS

ARTICLE I.
RESTRICTIONS ON TRANSFER OF SECURITIES.....................................    1
   1.1   General Restriction on Transfer by Securityholders................    1
   1.2   Permitted Transferees.............................................    2

ARTICLE II.
[Intentionally Omitted]....................................................    4

ARTICLE III.
[Intentionally Omitted]....................................................    4

ARTICLE IV.
PURCHASE PRICE.............................................................    4
   4.1   Fair Market Value.................................................    4
   4.2   Carrying Value....................................................    4

ARTICLE V.
[Intentionally Omitted]....................................................    4

ARTICLE VI.
SALES TO THIRD PARTIES.....................................................    5
   6.1   General...........................................................    5
   6.2   Agreements to Be Bound............................................    5
   6.3   Involuntary Transfers.............................................    5
   6.4   Tag and Drag Along Rights.........................................    6

ARTICLE VII.
REGISTRATION RIGHTS AGREEMENT..............................................   12
   7.1  Registration Rights................................................   12

ARTICLE VIII.
CHARTER DOCUMENTS AND BOARD................................................   13
   8.1   Charter Document..................................................   13
   8.2   Board of the Company..............................................   13

ARTICLE IX.
TERMINATION................................................................   16
   9.1   Cessation of Ownership of Company Stock...........................   16
   9.2   Other Termination Events..........................................   16

ARTICLE X.
PREEMPTIVE RIGHTS..........................................................   16
   10.1  Preemptive Rights.................................................   16
   10.2  Excluded Transactions.............................................   19

ARTICLE XI.
MISCELLANEOUS PROVISIONS...................................................   19
   11.1  Definitions.......................................................   19
   11.2  Securities Legend.................................................   24
   11.3  New Management Securityholders....................................   25
   11.4  Fee...............................................................   25
   11.5  Certain Transactions..............................................   25
   11.6  No Other Arrangements or Agreements...............................   25
   11.7  Amendment and Modification........................................   26
   11.8  Assignment........................................................   26
   11.9  Recapitalizations, Exchanges, etc. Affecting the Company Stock....   26
   11.10 Transfer of Securities............................................   26
   11.11 Further Assurances................................................   27
   11.12 Governing Law.....................................................   27
   11.13 Jurisdiction......................................................   27
   11.14 Invalidity of Provision...........................................   27
   11.15 Notices...........................................................   27
   11.16 Headings; Execution in Counterparts...............................   28
   11.17 Entire Agreement: Effect on Certain Other Agreements..............   29
   11.18 Injunctive Relief.................................................   29
   11.19 Attorneys' Fees...................................................   29
   11.20 Third Party Beneficiaries.........................................   29
   11.21 Sales to Competitors..............................................   30
   11.22 Third Party Investors.............................................   30
   11.23 Improper Transfer.................................................   30
   11.24 Persons...........................................................   30
   11.25 Other Agreements..................................................   30

                            SECURITYHOLDERS AGREEMENT

     SECURITYHOLDERS AGREEMENT, dated as of August 27, 2004, among THL - Nortek Investors, LLC, a Delaware limited liability company (the "Company"), THL Buildco Holdings, Inc., a Delaware corporation ("Holdings"), Thomas H. Lee Equity Fund V, L.P. ("THL V"), Thomas H. Lee Parallel Fund V, L.P. ("THL Parallel Fund"), Thomas H. Lee Cayman Fund V, L.P. ("THL Cayman Fund"), 1997 Thomas H. Lee Nominee Trust ("THL 1997 Trust"), Thomas H. Lee Investors Limited Partnership ("THL Investors"), Putnam Investments Employees' Securities Company I LLC ("Putnam I"), Putnam Investments Employees' Securities Company II LLC ("Putnam II"), Putnam Investments Holdings, LLC ("Putnam Holdings"), Third Party Investors (as defined in Section 11.22 herein) and the securityholders of the Company listed in the Schedule of Management Securityholders attached hereto (such management securityholders, together with any persons who become parties to this Agreement pursuant to Section 11.3 of this Agreement and each of their respective permitted transferees who agree to be bound by the terms of this Agreement in accordance with Sections 1.2(b) and 6.2 hereof, are referred to herein, collectively, as the "Management Securityholders"). Such Schedule shall be updated from time to time to include each Management Securityholder who becomes a party to this Agreement after the date hereof. THL V, THL Parallel Fund, THL Cayman Fund, THL 1997 Trust, THL Investors, Putnam I, Putnam II and Putnam Holdings, together with their affiliates and transferees, in each case, to the extent they own Securities, are hereinafter referred to collectively as the "THL Group" and the THL Group, the Third Party Investors and the Management Securityholders are hereinafter referred to collectively as the "Securityholders".

     WHEREAS, Holdings, a direct wholly-owned subsidiary of the Company, THL Buildco, Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdings, Kelso Investment Associates VI, L.P. and certain other selling parties entered into a Stock Purchase Agreement dated as of July 15, 2004 (as amended from time to time, the "Purchase Agreement"), pursuant to which the parties agreed, upon the terms and subject to the conditions set forth therein, to consummate the transactions contemplated thereby (the "Transactions"), after which the parties intend that the name of Holdings be changed to "Nortek Holdings, Inc."; and

     WHEREAS, the Securityholders believe it to be in their respective best interests and in the best interests of the Company that they enter into this Agreement providing for certain rights and restrictions with respect to the Securities owned by them or their permitted transferees.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

                                   ARTICLE I.

                     RESTRICTIONS ON TRANSFER OF SECURITIES

     1.1 General Restriction on Transfer by Securityholders. (a) Prior to the closing of a bona fide public offering pursuant to an effective registration statement, other than a registration statement on Form S-4 or S-8 or any successor forms and other than a registration statement registering the sale of securities only to employees of Holdings or its subsidiaries (a "Registration"), under the Securities Act of 1933 (the "Act"), filed after the Closing Date that covers shares of Common Stock of any corporation into which the Company converts or with which the Company merges, of Holdings or of any of their subsidiaries (an "IPO"), no Securities now or hereafter owned by any Securityholder or any interest therein may, directly or indirectly, be sold, assigned, mortgaged, transferred, pledged, hypothecated or otherwise disposed of or transferred (collectively "Transferred" and each such action being a "Transfer"), except for (i) Transfers pursuant to Section 1.2 to the applicable transferees specified therein (a "Permitted Transferee"), (ii) Transfers by any member of the THL Group to any Person of Common Stock, provided that such Transfers shall comply with Article VI to the extent expressly provided therein or (iii) Transfers by any other Securityholder of Common Stock contemplated by and in accordance with Article VI hereof.

          (b) The period of time from the date of this Agreement until the consummation of an IPO shall hereinafter be referred to as the "Restricted Period".

          (c) Nothing in this Section 1.1 limits the ability of the Company to Transfer any shares of common stock of Holdings held by it.

     1.2 Permitted Transferees. (a) Subject to paragraph (b) of this Section
1.2:

          (i) Subject to Section 6.4(a) with respect to Covered Sales (as defined in Section 6.4), the members of the THL Group may Transfer any Securities or any interest therein or their rights to subscribe for the same to any of their affiliates (as defined in Section 1.2(c));

          (ii) any Management Securityholder may Transfer any Securities or any interest therein or his rights to subscribe for the same, if any, (A) to a trust, partnership, limited liability company or corporation the beneficiaries, partners, members or securityholders of which are such Management Securityholder, his spouse, parents, members of his immediate family or his lineal descendants, provided that the foregoing shall be subject to the limitation that the Company's Management Committee or, in the event that Company converts into or is merged with a corporation, the board of directors of such corporation (as applicable, the "Board") acting in good faith does not conclude that such Transfer together with all other Transfers made after the Closing could result in or create a "significant risk" that the Company may become subject to, or after any Registration will continue by reason thereof to be subject to, the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the registration requirements of the Investment Company Act of 1940 (the "40 Act") and provided, further that a Management Securityholder shall give advance notice to the Company in the event of any Transfer to any permitted transferee set forth in this clause (A), (B) in case of his death, by will, by transfer in trust or by the laws of intestate succession to executors, trustees, administrators, testamentary trustees, legatees or beneficiaries or (C) with the prior written consent of the Board and the THL Group, to any transferee.

          (iii) any Third Party Investor may Transfer any Securities or any interest therein or its rights to subscribe for the same to any of its affiliates (as defined in Section 1.2(c)).

In addition to the foregoing, any transferee of a Securityholder described above may Transfer Securities back to such Securityholder or to another Permitted Transferee of such Securityholder. For the purposes of this Section 1.2, a "significant risk", as referred to above, shall be deemed to arise when the number of "holders of record" (as determined in accordance with the Exchange Act and the rules and regulations thereunder or the registration requirements of the 40 Act) is greater than 80% of the number of "holders of record" that would cause the application or continued application of the informational requirements of the Exchange Act under the then existing circumstances.

          (b) Any Transfer of Securities made pursuant to paragraph (a) of this
Section 1.2 to a Permitted Transferee shall be permitted and shall be effective only if such Permitted Transferee shall agree in writing to be bound by the terms and conditions of this Agreement in the same manner and capacity as its transferor, unless such Permitted Transferee is already a Securityholder, pursuant to an instrument of assumption reasonably satisfactory in form and substance to the Company and the THL Group.

          (c) An "affiliate" of, or a person "affiliated" with, a specified person, is a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. In addition, in the case of any member of the THL Group, the term "affiliate" shall be deemed to include, without limitation, (1) any partner of such member of the THL Group or (2) any limited partner of any blind investment fund organized by or at the direction of the THL Group (collectively, the "THL Funds") or (3) any director, officer, partner or employee of THL or any of its affiliates (excluding any limited partner of the THL Funds), any individual retirement account of any such partner, director, officer or employee, any family member of any such partner, director, officer or employee, or any trust or family partnership for the benefit of any such partner, director, officer or employee or family member thereof. In the case of the Third Party Investors, affiliate shall be deemed to include any partner or member of such Person or any director, officer or employee of such Person, any individual retirement account of any such partner, director, officer or employee, any family member of any such partner, director officer or employee or any trust or family partnership for the benefit of any such partner, director, officer or employee or family member thereof. An "Excluded Permitted Transferee" as used in
Section 6.4 shall mean (i) any Person specified in clause (2) above (other than any such person who is also described in clause (3) above), except with respect to a Transfer for value involving a liquidation of a THL Fund or a redemption, in whole or in part, of a limited partner's interest in a THL Fund, (ii) any THL Fund, other than THL V, THL Parallel Fund, THL Cayman Fund, THL 1997 Trust, THL Investors, Putnam I, Putnam II and Putnam Holdings and (iii) the Company or any of its subsidiaries.

          (d) Any action to be taken under this Agreement by members of the THL Group may be taken on their behalf by the members of the THL Group holding a majority of the Securities held by the THL Group in the aggregate or by such other person as is designated by such majority holders to act on behalf of the THL Group.

                                   ARTICLE II.

                             [Intentionally Omitted]

                                  ARTICLE III.

                             [Intentionally Omitted]

                                   ARTICLE IV.

                                 PURCHASE PRICE

     4.1 Fair Market Value.

          (a) Fair Market Value. For the purposes of this Agreement, the "Fair Market Value" of a given Security being purchased by or sold to the Company, the THL Group or their respective designees, pursuant to this Agreement shall be determined by the Board in good faith. In making such determination, the Board shall adhere to the following principles: (i) in the case of a Unit of the Company, the Fair Market Value of such Units shall be the amount that would be distributed with respect to such Unit assuming, as of such calculation date, the sale of all of the assets of the Company at fair value and the distribution of the proceeds resulting therefrom in accordance with the distribution provisions set forth in the LLC Agreement and (ii) in the case of a share of Common Stock, the Fair Market Value of such share shall be the entire equity interest of the issuer of such Common Stock taken as a whole, divided by the number of outstanding shares of such Common Stock, all calculated on a fully diluted basis (and assuming all outstanding stock options were exercised in full for cash), without additional premiums for control or discounts for minority interests or restrictions on transfer, and shall be determined as of the date of transfer to an Involuntary Transferee (as defined in Section 6.3) (each of such dates, a "Determination Date"); provided, that until the one year anniversary of the date hereof, the Fair Market Value of the Class B Units shall be equal to the price paid for such Units.

          (b) Notice to Securityholders. After notice has been given pursuant to
Section 6.3, the Company shall promptly deliver a notice (the "FMV Notice") to the THL Group and to each Securityholder whose Securities are to be purchased pursuant to Section 6.3 setting forth the determination of the Fair Market Value of the given Securities to be sold.

     4.2 Carrying Value. "Carrying Value" of any Security being purchased by the Company shall be equal to the price paid by the selling Management Securityholder for any such Security ("Cost"), less the amount of distributions or dividends paid to such Management Securityholder in respect of any such Security.

                                   ARTICLE V.

                             [Intentionally Omitted]

                                   ARTICLE VI.

                             SALES TO THIRD PARTIES

     6.1 General. An "Excluded Transaction" shall mean any Transfer pursuant to an IPO.

     6.2 Agreements to Be Bound. Notwithstanding anything contained in this
Section 6, any Transfer (other than in connection with a transaction which constitutes a Change in Control (as defined herein)) to a third party or any Involuntary Transfer (as defined in Section 6.3) to an Involuntary Transferee (as defined in Section 6.3) shall be permitted under the terms of this Agreement only if such third party or Involuntary Transferee, as the case may be, shall agree in writing to be bound by the terms and conditions of this Agreement in the same manner and capacity as its transferor pursuant to an instrument of assumption reasonably satisfactory in form and substance to the Company; it being understood that any transferee of a member of the THL Group shall constitute a member of the THL Group for all purposes of this Agreement, including Section 1.2(d) hereof.

     6.3 Involuntary Transfers. In the case of any Transfer of title or beneficial ownership of Securities beneficially owned by a Securityholder upon default, foreclosure, forfeit, divorce, court order, or otherwise than by a voluntary decision on the part of a Securityholder (an "Involuntary Transfer"), the Company shall have the right to purchase such Securities pursuant to this
Section 6.3 or, if the Company fails to exercise such right, the THL Group (or its designees, which designees shall become parties hereto in accordance with the terms hereof) shall have such right. Upon the Involuntary Transfer of any Securities beneficially owned by a Securityholder, such Securityholder shall promptly (but in no event later than two days after such Involuntary Transfer) furnish written notice (the "Notice") to the Company and the THL Group indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom such Securities have been transferred (the "Involuntary Transferee") and giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer. Upon the receipt of the Notice, and for 30 days thereafter, the Company (or its designee(s)) shall have the right (and in the event the Company fails to exercise such right within such 30 day period then, until the later of (i) five days from the end of such 30 day period and (ii) 10 days from the day the THL Group receives notification from the Company that it is declining to exercise such right, the THL Group (and its designee(s)) shall have the right) to purchase, and the Involuntary Transferee shall have the obligation to sell, all, but not less than all, of the Securities acquired by the Involuntary Transferee for a purchase price equal to (subject to the following paragraph) the lesser of (i) the Fair Market Value of such Securities on the date of transfer to the Involuntary Transferee and (ii) the amount of the indebtedness or other liability that gave rise to the Involuntary Transfer plus the excess, if any, of the Carrying Value of such Securities over the amount of such indebtedness or other liability that gave rise to the Involuntary Transfer.

     Notwithstanding the foregoing, the Board may, for good cause shown by the Securityholder who made the Involuntary Transfer, determine that payment of a purchase price equal to the Fair Market Value of such Securities on the date of transfer to the Involuntary Transferee would be appropriate under the circumstances, and direct that payment be made in such amount.

                                               MANAGEMENT SECURITYHOLDERS





                                               By: /s/ Joseph A. Podawiltz
                                                   -----------------------------
                                               Name (Print): Joseph A. Podawiltz














                          [Securityholders Agreement]

     6.4 Tag and Drag Along Rights. In the case that (i) the Company converts into or is merged with a corporation and the Securityholders receive shares of Common Stock as a result thereof, (ii) the Company distributes shares of Holdings Stock to the Securityholders, or (iii) a Covered Sale is intended, the following provisions of Section 6.4(a) shall apply to the Common Stock or Subject Units (as defined below), as the case may be, held by the Securityholders. In the case that events set forth in clauses (i) or (ii) above occur, the following provisions of Section 6.4(b) shall apply to the Common Stock held by the Securityholders. A "Covered Sale" shall mean a Transfer for value by a member of the THL Group to an Excluded Permitted Transferee of Class B Units (or any other type of securities into which the Class B Units have been converted) in an amount which when taken together with all previous (or substantially simultaneous) Transfers of Class B Units or such other type of securities by all of the members of the THL Group would exceed 5% of the Class B Units or such other type of securities held by all such members of the THL Group at the time of the transaction in question (which in the case of a series of related transactions is the most current transaction in such series).

          (a) Tag Along Rights. None of the members of the THL Group shall:

          (i) effect a Covered Sale, or

          (ii) in any one transaction or any series of related transactions, Transfer for value any shares of Common Stock in an amount which when taken together with all previous (or substantially simultaneous) Transfers by all of the members of the THL Group would exceed 5% of the Common Stock held by all such members of the THL Group at the time of the transaction in question (which in the case of a series of related transactions is the most current transaction in such series), except pursuant to an Excluded Transaction, a Transfer to a Permitted Transferee (other than an Excluded Permitted Transferee) or pursuant to Section 6.4(b), to the Company or any of its subsidiaries or any other party or parties, unless the Management Securityholders, the Third Party Investors, and their respective Permitted Transferees (collectively, the "Offerees"), are offered the right, at the option of each Offeree, to include in such Transfer to the Third Party (as defined below) such number of shares of Common Stock or Subject Units, as the case may be, owned by each such Offeree as determined in accordance with this Section 6.4(a). For purposes of this Agreement, each Person to which Securities are to be Transferred in accordance with subclauses (i) and (ii) above are referred to herein as a "Third Party". If any member of the THL Group
(i) receives from a Third Party a bona fide offer or offers to consummate a Covered Sale, or proposes to consummate a Covered Sale, or (ii) receives from a Third Party a bona fide offer or offers to Transfer, or proposes to Transfer to a Third Party, shares of its or their Common Stock, in excess of such 5% threshold, such member (the "Transferor") shall give written notice (the "Tag-Along Notice") to each of the Offerees, setting forth the consideration per share or Subject Unit, as the case may be, to be paid by such Third Party and the other material terms and conditions of such transaction. The Tag-Along Notice shall offer the Offerees the opportunity to participate in the proposed Transfer of shares or Subject Units, as the case may be, to the Third Party according to the terms and conditions of this Section 6.4(a) and for the same type of consideration and for an amount of consideration per share or Subject Unit, as the case may be, not less than that offered to the Transferor by the Third Party and on terms and conditions (other than, in the case of members of the THL Group, any management, advisory or transaction fees payable to them or their affiliates) no less favorable to such Offerees than the terms and conditions offered to the Transferor by the Third Party; provided, however, that with respect to any Vested Class C Units requested to be included in the Transfer, the amount of consideration per Unit shall be the then Fair Market Value of such Vested Class C Units. At any time within 15 days after its receipt of the Tag-Along Notice, each of the Offerees may irrevocably (but subject to the terms and conditions of such offer) accept the offer included in the Tag-Along Notice for up to such number of shares of Common Stock or Subject Units, as the case may be, as is determined in accordance with the provisions of this Section 6.4(a) by furnishing written notice of such acceptance to the Transferor. Promptly following such acceptance by an Offeree, each such Offeree shall deliver to the Transferor the certificate or certificates, if applicable, representing the shares of Common Stock or Subject Units, as the case may be, to be Transferred pursuant to such offer by such Offeree, together with a limited power-of-attorney authorizing the Transferor to sell or otherwise dispose of such shares of Common Stock or Subject Units, as the case may be, pursuant to the proposed Transfer to the Third Party. In addition, each such Offeree shall also execute all other documents required to be executed in connection with such transaction; provided, that in the event that (x) the Offeree is required to provide any representations or warranties in connection with such transaction, each Offeree shall only be required to represent and warrant as to its or his title to its or his Common Stock or Subject Units, as the case may be, to be Transferred and such holder's authority, power, and right to enter into and consummate such transaction without violating any other agreement or legal requirement and other matters relating to such holder, or (y) the Offeree is required to provide any indemnities in connection with such transaction (other than in respect of representations and warranties referenced to in the preceding clause (x)), then each Offeree shall only be required to provide the same indemnities as the THL Group and shall not be liable for more than his or its pro rata share (based upon the amount of consideration to be received by all Offerees and the Transferor in such transaction) of any liability for indemnity and such liability shall not exceed the total purchase price received by such Offeree in such transaction; provided that, with respect to the foregoing representations or warranties in the preceding clause (x) above given by the Offerees, an Offeree may be liable for any and all losses resulting from a breach of such representations or warranties and there shall be no cap by reason of this Agreement on the liability of the relevant Offeree with respect to breaches of such representations or warranties.

     Each Offeree who shall have irrevocably accepted the offer in the Tag Along Notice shall have the right to participate in the proposed Transfer to the Third Party by Transferring Securities in connection therewith in accordance with the following:

               (1) in the case of shares of Common Stock, such Offeree shall have the right to Transfer an amount equal to the product of (x) the total number of shares to be acquired by the Third Party, times (y) a fraction, the numerator of which shall be the total number of shares of Common Stock owned by such Offeree, and the denominator of which shall be the total number of shares of Common Stock owned by the THL Group, plus the total number of shares of Common Stock owned by all Offerees that have accepted the offer included in the Tag-Along Notice.

               (2) In the case of Subject Units, the amount of Subject Units that an

          Offeree shall have the right to Transfer shall be determined as follows:

                    (i) First, a dollar amount (the "Allocated Amount") shall be allocated to each such Offeree equal to the product of (1) the total purchase price of all Subject Units to be purchased by the Third Party multiplied by (2) a fraction, the numerator of which shall be the Fair Market Value of the Subject Units owned by such Offeree and the denominator of which shall be shall be the Fair Market Value of the Subject Units owned by the THL Group, plus the Fair Market Value of the Subject Units owned by all Offerees that have accepted the offer included in the Tag-Along Notice.

                    (ii) Second, each such Offeree shall be permitted to sell an amount of such Offeree's Class B Units and Vested Class C Units as is equal in value to such Allocated Amount; provided, that such Offeree shall first sell all of his Class B Units. For purposes of valuing the Class B Units and Vested Class C Units under this clause (ii), the Class B Units shall be valued at the per Unit price initially offered by the Third Party to the member of the THL Group selling Class B Units in such transaction, and the Vested Class C Units shall be valued at their Fair Market Value.

     The maximum number of shares of Common Stock or Subject Units, as the case may be, that may be Transferred by each Offeree to the Third Party in accordance with this Section 6.4(a) shall be the total number of shares of Common Stock or Subject Units, as the case may be, then owned by such Offeree.

     If within 15 days after the receipt of the Tag-Along Notice, any Offeree has not accepted the offer contained in the Tag-Along Notice, such Offeree will be deemed to have waived any and all rights with respect to, or to participate in, the Transfer of Common Stock or Subject Units, as the case may be, described in the Tag-Along Notice. The Transferor shall have 45 days following such delivery in which to Transfer Common Stock or Subject Units, as the case may be, held by it plus any Common Stock or Subject Units, as the case may be, of any Offerees who accept the offer described in the Tag-Along Notice in accordance with the provisions of this Section 6.4(a), in the aggregate not more than the amount of Common Stock or Subject Units, as the case may be, described in the Tag-Along Notice, for an amount and type of sales price consideration per share or Subject Unit, as the case may be, not more favorable to the Transferor than was set forth in the Tag-Along Notice, provided, that the type of consideration to be received by the Transferor may be different than the type set forth in the Tag-Along Notice so long as (i) it is not materially more favorable to the Transferor than to the Offerees and (ii) if the consideration to be received by the Offerees is different than that set forth in the Tag Along Notice, each Offeree may rescind its acceptance of the offer contained in the Tag Along Notice within five days of receipt of notice of such change in the type of consideration; provided further, that no rescission shall effect the number of shares or Subject Units, as the case may be, which each accepting Offeree shall have the right to Transfer pursuant to the preceding paragraph and the Transferor may increase the number of shares to be Transferred by it by the number of shares or Subject Units, as the case may be, subject to such rescission. If, at the end of 60 days following the delivery of the Tag-Along Notice, the Transferor has not completed the Transfer of Common Stock or Subject Units, as the case may be, of the Transferor and Common Stock or Subject Units, as the case may be, of any Offeree, the Transferor shall return to such Offeree all certificates, if applicable, representing shares of Common Stock or Subject Units, as the case may be, which such Offeree delivered for Transfer pursuant to this Section 6.4(a), and all the restrictions on sale or other disposition contained in this Agreement with respect to Common Stock or Subject Units, as the case may be, owned by the Transferor shall again be in effect, including the requirement to give notice hereunder.

     Except as may otherwise be agreed to by RLB with respect to Management Securityholders, all Offerees whose shares of Common Stock or Subject Units, as the case may be, are to be Transferred in accordance with this Section 6.4(a) shall receive the consideration in respect of their shares or Subject Units, as the case may be, substantially simultaneously with the receipt by the Transferor of the consideration in respect of the shares of Common Stock or Subject Units, as the case may be, of the Transferor.

     For purposes of this Section 6.4(a) only, all stock options to purchase Common Stock held by each Offeree which are exercisable at the time of delivery of the Tag-Along Notice, or which would become exercisable by reason of the Transfer after giving effect to this Section 6.4(a), shall be treated as Common Stock hereunder (including, without limitation, for purposes of determining the extent to which an Offeree may participate in a proposed Transfer pursuant to the second paragraph of this Section 6.4(a)); provided, that each Offeree, in order to participate in any proposed Transfer in this Section 6.4(a), shall exercise any such stock options held by such Offeree the shares of Common Stock in respect of which such Offeree desires to Transfer pursuant to this Section 6.4(a), in accordance with the terms and subject to the conditions of applicable stock option plan, prior to the consummation of any such Transfer pursuant to this Section 6.4(a); provided, further, that, to the extent practicable and to the extent doing so would not adversely affect the Company, the Transferor or the ability to consummate the Transfer, the Transferor and the Company shall use their reasonable efforts to cause any such proposed Transfer to be structured so as to facilitate the delivery to any Offeree holding stock options of the difference between the per share consideration being paid in such Transfer and the exercise price in respect of each such stock options being Transferred pursuant to this Section 6.4(a) (in lieu of the delivery of the exercise price in respect of such stock options to the Company).

          (b) Drag-Along Rights. If any member or members of the THL Group shall, individually or collectively, propose to Transfer at least 75% of all shares of Common Stock collectively owned by the THL Group at the time of the transaction in question to a Third Party, then (in addition to the rights of the Management Securityholders, the Third Party Investors, and their respective Permitted Transferees to participate in such Transfer pursuant to Section 6.4(a) hereof) the members of the THL Group, may, at their option, require the Management Securityholders, the Third Party Investors, and their respective Permitted Transferees (collectively, the "Remaining Holders") to include in such Transfer to the Third Party such number of shares of Common Stock owned by each of them, as determined in accordance with this Section 6.4(b); provided that if the members of the THL Group send the Drag-Along Notice referred to below,
Section 6.4(a) shall not apply to the Transfer.

     The members of the THL Group shall give written notice (the "Drag-Along Notice") of the exercise of their rights pursuant to this Section 6.4(b) to each of the Remaining Holders, setting forth the sales price consideration per share to be paid by the Third Party and the other material terms and conditions of such transaction, including the number of shares to be included therein. The Drag-Along Notice shall state that the Remaining Holders shall be required to participate in the proposed Transfer of shares to the Third Party according to the terms and conditions of this Section 6.4(b) and for the same type of consideration and for an amount of consideration per share not less than that offered to any member of the THL Group by the Third Party and on terms and conditions (other than, in the case of members of the THL Group, any management, advisory or transaction fees payable to them or their affiliates) no less favorable to such Remaining Holders than the terms and conditions offered to any member of the THL Group by the Third Party. Within 15 days following the receipt of the Drag-Along Notice, each of the Remaining Holders shall deliver to a representative of the THL Group designated in the Drag-Along Notice certificates representing all shares of Common Stock held by such Remaining Holder, duly endorsed, together with all other documents required to be executed in connection with such transaction. In the event that any Remaining Holder should fail to deliver such certificates to the THL Group, the Company shall cause the books and records of the Company to show that such shares are bound by the provisions of this Section 6.4(b) and that such shares may be Transferred only to the Third Party.

     Each Remaining Holder shall be required to participate in the proposed Transfer to the Third Party by Transferring in connection therewith shares of Common Stock equal to the product of (x) the total number of shares to be acquired by the Third Party, times (y) a fraction, the numerator of which shall be the total number of shares of Common Stock owned by such Remaining Holder, and the denominator of which shall be the total number of shares of Common Stock owned by the THL Group plus the total number of shares of Common Stock owned by all Remaining Holders in the aggregate. The maximum number of shares of Common Stock that may be Transferred by each Remaining Holder to the Third Party in accordance with this Section 6.4(b) shall be the total number of shares of Common Stock then owned by such Remaining Holder.

     If, within 90 days after the members of the THL Group gave the Drag-Along Notice, they shall not have completed the Transfer of all the shares of Common Stock of the THL Group and the Remaining Holders in accordance with this Section 6.4(b), the THL Group shall return to each of the Remaining Holders all certificates representing shares of Common Stock that such Remaining Holder delivered for Transfer pursuant hereto and that were not purchased pursuant to this Section 6.4(b); provided that the THL Group shall be permitted, but not obligated, to complete the sale by all non-defaulting Remaining Holders if one or more of the Remaining Holders default; provided further that completion of the sale by the THL Group and/or such Remaining Holders shall not relieve a defaulting Remaining Holder of liability for its breach.

     The obligations of the Remaining Holders pursuant to this Section 6.4(b) are subject to the satisfaction of the following conditions:

          (i) if any Securityholder is given an option as to the form and amount of consideration to be received, all Securityholders will be given the same option;

          (ii) no Remaining Holder shall be required to make any out-of-pocket expenditure prior to the consummation of such transaction (excluding expenditures for its own postage, copies, etc. and the fees and expenses of its own counsel and other advisors retained by it, which amounts shall be the sole responsibility of such Remaining Holder in any event (other than pursuant to Section 6.4(c) herein)), and no Remaining Holder shall be obligated to pay more than its or his pro rata share (based upon the consideration to be received in such transaction) of expenses (in comparison to the amount of expenses being borne by all other holders participating in a Transfer pursuant to this Section 6.4(b)) incurred by the Company or for the benefit of all Securityholders, provided that a Remaining Holder's liability for its or his pro rata share of such allocated expenses shall in no event exceed the total purchase price received by such Remaining Holder in such transaction; and

          (iii) in the event that (x) the Remaining Holders are required to provide any representations or warranties in connection with such transaction, each Remaining Holder shall only be required to represent and warrant as to its or his title to its or his Common Stock to be Transferred and such holder's authority, power, and right to enter into and consummate such transaction without violating any other agreement or legal requirement and other matters relating to such holder, or (y) the Remaining Holders are required to provide any indemnities in connection with such transaction (other than in respect of representations and warranties referenced to in the preceding clause (x)), then each Remaining Holder shall only be required to provide the same indemnities as the THL Group and shall not be liable for more than his or its pro rata share (based upon the amount of consideration to be received in such transaction by all Remaining Holders and members of the THL Group) of any liability for indemnity and such liability shall not exceed the total purchase price received by such Remaining Holder in such transaction; provided that, with respect to the foregoing representations or warranties in the preceding clause (x) given by the Remaining Holders, a Remaining Holder may be liable for any and all losses resulting from a breach of such representations or warranties and there shall be no cap by reason of this Agreement on the liability of the relevant Remaining Holder with respect to breaches of such representations or warranties.

     To the extent practicable, all Remaining Holders whose shares of Common Stock are to be Transferred in accordance with this Section 6.4(b) shall receive the consideration in respect of their shares substantially simultaneously with the receipt by the THL Group of the consideration in respect of the shares of Common Stock of the THL Group Transferred, except that all Management Securityholders whose shares of Company Stock are to be Transferred in accordance with this Section 6.4(b) shall receive the consideration in respect of their shares (except as may be agreed to between the Company and RLB on behalf of such Management Securityholders) simultaneously with the receipt by the THL Group of the consideration in respect of the shares of Common Stock of the THL Group.

     For purposes of this Section 6.4(b) only, all stock options to purchase Common Stock held by each Remaining Holder which are fully exercisable at the time of the Drag-Along Notice, or which would become exercisable by reason of the Transfer after giving effect to this Section 6.4(b), shall be treated as Common Stock (including, without limitation, for purposes of determining the extent to which a Remaining Holder is required to participate in a proposed

Transfer pursuant to the third paragraph of this Section 6.4(b)); and each Remaining Holder in connection with the exercise of drag-along rights by the THL Group pursuant to this Section 6.4(b) shall immediately prior to such proposed Transfer exercise any such stock options held by such Remaining Holders, the shares of Common Stock in respect of which are required to be Transferred pursuant to this Section 6.4(b), in accordance with the terms and subject to the conditions of the applicable stock option plan, prior to the consummation of any such Transfer pursuant to this Section 6.4(b); provided, further, that, to the extent practicable and to the extent doing so would not adversely affect the Company, any member of the THL Group or the ability to consummate the Transfer, the THL Group and the Company shall use their reasonable efforts to cause any such proposed Transfer to be structured so as to facilitate the delivery to any Remaining Holder holding stock options of the difference between the per share consideration being paid in such Transfer and the exercise price in respect of each such stock option being Transferred pursuant to this Section 6.4(b) (in lieu of the delivery of the exercise price in respect of such stock options to the Company).

     Notwithstanding anything herein to the contrary, this Section 6.4(b) shall be of no force or effect and the THL Group may not exercise their rights under this Section 6.4(b) until after the six month anniversary of the Closing.

          (c) Attorney. The Company shall pay the reasonable fees and expenses of one counsel selected by the Management Securityholders holding a majority of the shares of Common Stock held in the aggregate by all Management Securityholders (and reasonably acceptable to the THL Group) to represent the Third Party Investors and Management Securityholders, unless such counsel has a conflict of interest that would prevent such counsel from representing both the Management Securityholders and the Third Party Investors in which case the Company shall pay the reasonable fees and expenses of one counsel selected by the Management Securityholders by a majority vote (and reasonably acceptable to the Company) to represent the Management Securityholders and one counsel selected by the Third Party Investors by a majority vote (and reasonably acceptable to the Company) to represent the Third Party Investors, in each transfer of shares of Common Stock held by them pursuant to Sections 6.4(a) or 6.4(b) hereof.

                                  ARTICLE VII.

                          REGISTRATION RIGHTS AGREEMENT

     7.1 Registration Rights. In the case that (i) the Company converts into or is merged with a corporation and the Securityholders receive shares of Common Stock as a result thereof or (ii) the Company distributes shares of Holdings Stock to the Securityholders, the Company (or its successor), in the case of clause (i) above, and Holdings, in the case of clause (ii) above, shall enter into a Registration Rights Agreement with the Securityholders in substantially the form attached as Exhibit A hereto (the "Registration Rights Agreement"). Following such event, the parties hereto agree that any additional members of the THL Group, Third Party Investors and Management Securityholders who become parties hereto shall also be added as parties to the Registration Rights Agreement.

                                  ARTICLE VIII.

                           CHARTER DOCUMENTS AND BOARD

     8.1 Charter Document. The Company has previously furnished to the Securityholders copies of its LLC Agreement as in effect on the date hereof (the "Charter Documents"). From and after the date hereof, each Securityholder shall vote its voting securities of the Company, at any regular or special meeting of members or stockholders of the Company or in any written consent executed in lieu of such a meeting of members or stockholders, and shall take all actions necessary, to ensure that the Charter Documents do not, at any time, conflict with the provisions of this Agreement.

     8.2 Board of the Company.

          (a) The Securityholders agree and understand that immediately following the consummation of the Transactions, the Board will consist of a number of Representatives (as defined in the LLC Agreement) or directors between five and eleven (as determined by the THL Group), two of whom shall be designated by RLB, one of whom shall be designated by THL V and the remainder of whom shall be persons designated by the THL Group (and who may be members of the THL Group or affiliates thereof); provided that if RLB designates himself as a Representative or director he shall have the right to serve as Chairman of the Board so long as he is a Representative or director; provided further, that RLB's rights pursuant to this Section 8.2, shall terminate at such time as he no longer owns in excess of 5% of (i) the outstanding Class B Units and Class C Units for so long as the Company remains a limited liability company or (ii) the outstanding shares of Common Stock (including shares issuable under outstanding options to purchase Common Stock as determined on a Cashless Exercise Basis) on and following such time as the Company converts into or is merged with a corporation and the Securityholders receive shares of Common Stock as a result thereof. For purposes of this Agreement, "Cashless Exercise Basis" shall mean determining the net number of shares of Common Stock underlying such option, which shall be equal to (a) the total number of shares of Common Stock subject to such option less (b) an amount of shares equal to the aggregate exercise price of the option divided by the fair market value per share of Common Stock as determined by the Board in good faith.

          (b) The Securityholders shall vote their voting securities to implement the foregoing at any regular or special meeting of the members or stockholders of the Company called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such a meeting of Securityholders, and shall take all lawful actions as may be reasonably necessary to ensure the election to the Board of the Nominees. The nominees of the THL Group, THL V and RLB are referred to herein as the "THL Nominees," the "THL V Nominee," and the "Bready Nominees", respectively, and are collectively referred to herein as the "Nominees" and individually as a "THL Nominee", "THLV Nominee," "Bready Nominee" or "Nominee", as the case may be. Subject to any applicable rules to the contrary of the Securities and Exchange Commission or any national securities exchange or NASDAQ, RLB shall have the right to participate in all committees of the Board, except the audit committee, so long as he is a member of the Board.

     To effectuate the provisions of Section 8.2, the Secretary of the Company, or if there be no Secretary such other officer of the Company as the Board may appoint to fulfill the duties of Secretary (the "Secretary"), shall not record any securityholders' vote or consent contrary to or inconsistent with the terms of Section 8.2(a) and 8.2(b).

          (c) If, prior to his or her election to the Board pursuant to Section 8.2(a) or 8.2(b), any THL Nominee, THL V Nominee or Bready Nominee shall be unable or unwilling to serve as a Representative or director of the Company, the members of the THL Group, THL V or RLB, as the case may be, shall be entitled to nominate a replacement (the selection of which shall be consistent with Section 8.2(a) or 8.2(b), as applicable) who shall then be a Nominee for purposes of this Section 8.2. If, following election to the Board pursuant to Section 8.2(a) or 8.2(b), any Nominee shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a Representative or director of the Company, the members of the THL Group, if such Nominee was a THL Nominee, THL V, if such Nominee was a THL V Nominee, or RLB, if such Nominee was a Bready Nominee, shall within 30 days of such event, notify the Board in writing of a replacement Nominee (the selection of which shall be consistent with Section 8.2(a) or 8.2(b), as applicable), and each Securityholder shall vote its voting securities, at any regular or special meeting called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such meeting of securityholders, and shall take all actions necessary (including, without limitation, using its best efforts to cause its Nominees) to elect such replacement Nominee as herein provided), to ensure the election to the Board of such replacement Nominee to fill the unexpired term of the Nominee whom such new Nominee is replacing. If the members of the THL Group or THL V shall fail to so notify the Board with respect to any THL Nominee or THL V Nominee, the Board, in its sole discretion, may nominate any other person to fill the vacancy. Any THL Nominee may be removed by the THL Group, the THL V Nominee may be removed by THL V, and any Bready Nominee may be removed by RLB, and each Securityholder hereby agrees to vote all of the shares of voting stock owned or held of record by such Securityholder for, or to take all actions by written consent in lieu of any such meeting, necessary to cause, any such removal.

          (d) If the THL Group so requests, each Securityholder hereby agrees to vote all of the voting securities owned or held of record by such Securityholder for, or to take all actions by written consent in lieu of any such meeting necessary to cause, the removal (with or without cause) of any Representative or director designated by RLB and elected pursuant to Section 8.2 if during such designee's term as Representative or director, RLB ceases to own in excess of 5% of (i) the outstanding Class B Units and Class C Units for so long as the Company remains a limited liability company or (ii) the outstanding shares of Common Stock (including shares issuable under outstanding options to purchase Common Stock as determined on a Cashless Exercise Basis) on and following such time as the Company converts into or is merged with a corporation and the Securityholders receive shares of Common Stock as a result thereof.

          (e) Each Securityholder hereby agrees that any Representative or director shall be removed with Cause only if the holders of a majority of the outstanding voting securities held by Securityholders consent in writing to such removal (and no meeting of securityholders need to be held to effect any such removal). Solely for the purposes of this Section 8.2(e), "Cause" shall mean the commission by a Representative or director of an act of fraud or embezzlement against the Company or any of its subsidiaries or a conviction for a felony (or a plea of nolo contendere or guilty plea thereto) of such Representative or director.

          (f) In order to effectuate the provisions of this Article VIII, each Securityholder hereby agrees that when any action or vote is required to be taken by such Securityholder pursuant to this Agreement, such Securityholder shall use its reasonable best efforts, if a special or annual meeting of securityholders of the Company is not called, to execute or cause to be executed a consent in writing in lieu of any such meetings to effectuate such securityholder action.

          (g) In order to effectuate the provisions of this Section 8.2 and in addition to and not in lieu of Sections 8.2(a) through (f) hereof, the Management Securityholders and the Third Party Investors (and any of their respective Permitted Transferees thereof which own Securities subject to this Agreement) hereby grant to the THL Group a proxy to vote at any annual or special meeting of securityholders all of the voting securities owned or held of record by such Securityholder and subject to this Agreement solely for (i) the election of all Representatives or directors designated in accordance with
Section 8.2(a) and (ii) the removal of Representatives or directors in accordance with Sections 8.2(c), 8.2(d) and 8.2(e).

          (h) With respect to any business combination, merger, consolidation, stock swap or sale of all or substantially all of the assets of the Company or similar transaction involving the Company, if the members of the THL Group so direct and such transaction results in a Change in Control (as defined below), then each of the Securityholders shall vote in favor of such proposed transaction all of the voting securities owned or held of record by such Securityholder, at each regular or special meeting of the securityholders of the Company called for the purpose of voting on such matter, or in any written consent executed in lieu of such a meeting of securityholders, and shall waive any appraisal or other dissenter's rights with respect to such transaction and take all actions reasonably necessary, to ensure that all necessary securityholder approvals for such transaction are obtained; provided that, subject to the distribution provisions of Section 4.4 of the LLC Agreement, (A) the conditions set forth in subclauses (i), (ii) and (iii) of the fourth to last paragraph of Section 6.4(b) hereof are satisfied with respect to such transaction and (B) such Securityholder is to receive the same type and amount of consideration (1) per Class B Unit and Vested Class C Unit received by the members of the THL Group on their Class B Units or (2) in the event the Company has merged with or converted into a corporation, per share of Common Stock received by the members of the THL Group on their Common Stock, and on terms and conditions (other than, in the case of members of the THL Group, any management, advisory or transaction fees payable to them or their affiliates) no less favorable to such Securityholders than the terms and conditions to be received by the members of the THL Group in the transaction.

          (i) The parties hereto (including, without limitation, the Company) shall take such actions as are necessary so that the Board of Directors of each of Holdings and Nortek, Inc. is comprised entirely of the same individuals as the Board of the Company.

                                   ARTICLE IX.

                                   TERMINATION

     9.1 Cessation of Ownership of Company Stock. Any party to, or Person who is subject to, this Agreement which ceases to own Securities or any interest therein shall cease to be a party to, or Person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder.

     9.2 Other Termination Events. Notwithstanding anything to the contrary contained herein, every provision of this Agreement, other than the provisions contained in Article VII and Section 11.5, shall terminate upon the earlier of
(i) the closing of an IPO and (ii) a Change in Control; provided, however, that in the event that following any such Change in Control any Securityholder (other than a Third Party Investor) continues to own in excess of 25% of the equity in the Company held by it immediately after the Closing, such Securityholder shall continue to have any rights it had prior to such Change in Control pursuant to Sections 6.4(a) and 6.4(b) hereof and such Sections shall survive such Change in Control for so long as any such Securityholder continues to have such stated percentage of equity in the Company held by it immediately after the Closing. For purposes of this Agreement, a "Change in Control" shall mean the earlier to occur of (i) such time as the THL Group, (A) no longer owns at least 25% of the Securities held by it immediately after Closing and (B) in the aggregate owns a lesser number of Units or shares of Common Stock, as applicable, than that of at least one other Person and its affiliates or (ii) any business combination, merger, consolidation, security swap, security sale or sale of all or substantially all of the assets of the Company or similar transaction involving the Company in which (A) the Securityholders cease to own either 50% of the outstanding voting power or the shares of common stock or other units of beneficial interest, as applicable, of the Company or the surviving entity and
(B) at least one other Person and its affiliates owns in excess of 50% of the number of shares of common stock or other units of beneficial interest, as applicable, held in the aggregate by the THL Group.

                                   ARTICLE X.

                                PREEMPTIVE RIGHTS

     10.1 Preemptive Rights. The Company shall not issue or sell any of its equity securities or any securities convertible into or exchangeable for any of its equity securities, issue or grant any options or warrants for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of its equity securities or any securities convertible into or exchangeable for any of its equity securities (each an "Issuance" of "Subject Securities"), except in compliance with the provisions of this Article X.

          (a) Offer. Not fewer than fifteen days prior to the consummation of an Issuance, a notice (the "Participation Notice") shall be furnished by the Company to (1) each member of the THL Group and (2) each Management Securityholder that beneficially owns at least 5% of (i) the aggregate outstanding Class B Units and Class C Units for so long as the Company remains a limited liability company or (ii) the outstanding shares of Common Stock (including shares issuable under outstanding options to purchase Common Stock) on and following such time as the Company converts into or is merged with a corporation and the Securityholders receive shares of Common Stock as a result thereof ((1) and (2) collectively being the "Participation Offerees"). The Participation Notice shall include:

               (1) The principal terms of the proposed Issuance, including, without limitation, (i) the amount and kind of Subject Securities to be included in the Issuance, (ii) the Participation Offeree's "Participation Portion," which shall equal (i) for so long as the Company remains a limited liability company, the percentage of all outstanding Class B Units and Class C Units that the Class B Units and Class C Units held by such Participation Offeree constitutes and (ii) on and following such time as the Company converts into or is merged with a corporation, the percentage of all outstanding shares of Common Stock that the shares of Common Stock held by such Participation Offeree constitutes (including for the purposes of such calculation shares issuable under outstanding options to purchase Common Stock),
          (iii) the maximum and minimum price per unit of the Subject Securities and (v) the name and address of the party to whom the securities will be issued (the "Prospective Subscriber"); and

               (2) An offer by the Company to issue, at the option of each Participation Offeree, to such Participation Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Participation Offeree (not to exceed the Participation Portion of the total amount of Subject Securities to be included in the Issuance), on the same economic terms and conditions as each of the Prospective Subscribers shall be issued units of Subject Securities.

          (b) Exercise.

          (i) General. Each Participation Offeree desiring to accept the offer contained in the Participation Notice shall send a written commitment (the "Acceptance Notice") to the Company within fifteen days after the effectiveness of the Participation Notice specifying the amount of Subject Securities (not in any event to exceed the Participation Portion of the total amount of Subject Securities to be included in the Issuance) which such Participation Offeree desires to be issued (each a "Participating Buyer"). Each Participation Offeree who has not so accepted such offer shall be deemed to have waived all of his rights with respect to the Issuance, and the Company shall thereafter be free to issue Subject Securities in the Issuance to the Prospective Subscriber and any Participating Buyers, at a price no less than the minimum price set forth in the Participation Notice and on other principal terms not substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, without any further obligation to such non-accepting Participation Offerees. If, prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be less than the minimum price set forth in the Participation Notice or the other principal terms shall be substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, it shall be necessary for a separate Participation Notice to be furnished, and the terms and provisions of this Section 10.1 separately complied with, in order to consummate such Issuance pursuant to this Section 10.1.

          (ii) Irrevocable Acceptance. The acceptance of each Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of Subject Securities issued, as the Prospective Subscriber, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer's written commitment.

          (iii) Time Limitation. If at the end of the 180th day following the date of the effectiveness of the Participation Notice the Company has not completed the Issuance, each Participating Buyer shall be released from his obligations under the written commitment, the Participation Notice shall be null and void, and it shall be necessary for a separate Participation Notice to be furnished, and the terms and provisions of this Section 10.1 separately complied with, in order to consummate such Issuance pursuant to this Section 10.1.

          (c) Further Assurances. Each Participating Buyer shall take or cause to be taken all such reasonable actions as may be necessary or reasonably desirable in order expeditiously to consummate each Issuance pursuant to this
Section 10.1 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Company and the Prospective Subscriber. Without limiting the generality of the foregoing, each such Participating Buyer agrees to execute and deliver such subscription and other agreements specified by the Company to which the Prospective Subscriber will be party.

          (d) Expenses. All reasonable costs and expenses incurred by the Participating Buyers in connection with any proposed Issuance of Subject Securities (whether or not consummated), including without limitation attorney's fees for one counsel selected by the THL Group (if a Participating Buyer) and, if requested, one counsel selected by a majority in interest of the other Participating Buyers and all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company.

          (e) Closing. The Participating Buyers and the Company shall have thirty days from the delivery of the last Acceptance Notice of such Participating Buyers in which to consummate a binding agreement. Subject to the foregoing, the closing of an Issuance pursuant to Section 10.1 shall take place at such time and place as the Company shall specify by notice to each Participating Buyer. At the Closing of any Issuance under this Section 10.1, each Participating Buyer shall be delivered the notes, certificates or other instruments evidencing the Subject Securities to be issued to such Participating Buyer, registered in the name of such Participating Buyer or his designated nominee, free and clear of any liens or encumbrances, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

     10.2 Excluded Transactions. Notwithstanding the preceding provisions of this Article X, this Article X shall not restrict:

          (a) any issuances, sales or grants of equity securities of the Company or securities convertible into equity securities of the Company (collectively, "Equity Securities"), as equity compensation, to the officers, Representatives or directors of the Company or any of its subsidiaries;

          (b) the issuance, delivery or sale of Equity Securities, either directly or indirectly, in connection with the acquisition, strategic business combination or investment by Company in any party which is not prior to such transaction an affiliate of either the Company or any of the Securityholders (whether by merger, consolidation, stock swap, sale of assets or securities, or otherwise);

          (c) the issuance, delivery or sale of Equity Securities to any third party which is at such time a creditor of Company, other than any member of the THL Group and their affiliates, in connection with the refinancing or restructuring of the indebtedness owed to such third party;

          (d) an issuance, delivery or sale of securities by the Company in connection with an IPO or registration pursuant to the Registration Rights Agreement; or

          (e) any issuance, sale or delivery of securities by the Company pursuant to the Transactions.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

     11.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

     "40 Act" has the meaning given to such term in Section 1.2.

     "Acceptance Notice" has the meaning given to such term in Section 10.1(b).

     "Act" has the meaning given to such term in Section 1.1.

     "Allocated Amount" has the meaning given to such term in Section 6.4(a).

     "Board" has the meaning given to such term in Section 1.2.

     "Bready Nominee" has the meaning given to such term in Section 8.2.

     "Carrying Value" has the meaning given to such term in Section 4.2.

     "Cashless Exercise Basis" has the meaning given to such term in Section
8.2.

     "Cause" has the meaning given to such term in Section 8.2.

     "Change in Control" has the meaning given to such term in Section 9.2.

     "Charter Documents" has the meaning given to such term in Section 8.1.

     "Class A Units" means the Class A Units of the Company.

     "Class B Units" means the Class B Units of the Company.

     "Class C Units" means the Class C-1 Units and Class C-2 Units of the
Company.

     "Closing" has the meaning given to such term in the Purchase Agreement.

     "Closing Date" has the meaning given to such term in the Purchase
Agreement.

     "Common Stock" means (i) following the conversion of the Company into a corporation or the Company being merged into, or otherwise succeeded by, a corporation, the common stock of the Company and (ii) Holdings Stock.

     "Common Stock Equivalents" means (without duplication with any Units or Common Stock) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Units, Common Stock or securities exercisable for or convertible or exchangeable into Units or Common Stock, as the case may be, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

     "Company" has the meaning given to such term in the Introduction.

     "Cost" has the meaning given to such term in Section 4.2.

     "Covered Sale" has the meaning given to such term in Section 6.4.

     "Deferred Compensation Plan" means the deferred compensation plan of Nortek Holdings, Inc. dated August 27, 2004.

     "Determination Date" has the meaning given to such term in Section 4.1.

     "Equity Securities" has the meaning given to such term Section 10.2.

     "Exchange Act" has the meaning given to such term in Section 1.2.

     "Excluded Permitted Transferee" has the meaning given to such term in
Section 1.2(c).

     "Excluded Transaction" has the meaning given to such term in Section 6.1.

     "Fair Market Value" has the meaning given to such term in Section 4.1(a).

     "FMV Notice" has the meaning given to such term in Section 4.1(b).

     "Holdings" has the meaning given to such term in the Introduction.

     "Holdings Stock" means shares of common stock of Holdings that are distributed by the Company to the Securityholders.

     "Involuntary Transfer" has the meaning given to such term in Section 6.3.

     "Involuntary Transferee" has the meaning given to such term in Section 6.3.

     "IPO" has the meaning given to such term in Section 1.1.

     "Issuance" has the meaning given to such term in Section 10.1.

     "LLC Agreement" means the Limited Liability Company Agreement of the Company dated as of August 27, 2004.

     "Management Majority" means Management Securityholders holding a majority of (i) the outstanding Class B Units and Class C Units held by the Management Securityholders for so long as the Company remains a limited liability company or (ii) the outstanding shares of Common Stock (including shares issuable under outstanding options to purchase Common Stock as determined on a Cashless Exercise Basis) held by the Management Securityholders on and following such time as the Company converts into or is merged with a corporation and the Securityholders receive shares of Common Stock as a result thereof.

     "Management Securities" means (a) Class B Units and Class C Units acquired by the Management Securityholders on or after the date of this Agreement under the Management Subscription Agreements, (b) any Units, Common Stock or Common Stock Equivalents hereafter acquired by any holder of Management Securities and
(c) any securities of the Company, Holdings or their successors issued with respect to the securities referred to in clauses (a) or (b) above by way of a payment-in-kind, securities dividend or securities split or in connection with a combination of securities, exchange, conversion, recapitalization, merger, consolidation or other reorganization.

     "Management Securityholders" has the meaning given to such term in the Introduction.

     "Management Subscription Agreements" mean the unit subscription agreements between the Company and the respective Management Securityholders.

     "Nominee" has the meaning given to such term in Section 8.2.

     "Nominees" has the meaning given to such term in Section 8.2.

     "Notice" has the meaning given to such term in Section 6.3.

     "Offerees" has the meaning given to such term in Section 6.4.

     "Option Cancellation Agreements" mean the option cancellation agreements, dated as of

August 27, 2004, by and among the Company, Holdings, THL Buildco, Inc. and certain Securityholders.

     "Option Plan" has the meaning given to such term in Section 11.3.

     "Participating Buyer" has the meaning given to such term in Section 10.1.

     "Participation Notice" has the meaning given to such term in Section 10.1.

     "Participation Offerees" has the meaning given to such term in Section
10.1.

     "Participation Portion" has the meaning given to such term in Section 10.1.

     "Permitted Transferee" has the meaning given to such term in Section 1.1.

     "Person" has the meaning given to such term in Section 11.24.

     "Prospective Subscriber" has the meaning given to such term in Section
10.1.

     "Purchase Agreement" has the meaning given to such term in the Preamble.

     "Putnam I" has the meaning given to such term in the Preamble.

     "Putnam II" has the meaning given to such term in the Preamble.

     "Putnam Holdings" has the meaning given to such term in the Preamble.

     "Registration" has the meaning given to such term in Section 1.1.

     "Registration Rights Agreement" has the meaning given to such term in
Section 7.1.

     "Remaining Holders" has the meaning given to such term in Section 6.4.

     "Restricted Period" has the meaning given to such term in Section 1.1.

     "Retirement" has the meaning given to such term in Section 2.1.

     "RLB" means Richard L. Bready. For purposes of calculating RLB's ownership of Securities under this Agreement, he shall be deemed to own all Securities held by his Permitted Transferees over which RLB has control.

     "Secretary" has the meaning given to such term in Section 8.2.

     "Securities" means, collectively, the THL Securities, the Third Party Investor Securities and the Management Securities.

     "Securityholder Majority" means Securityholders holding a majority of (i) the outstanding Class B Units and Class C Units for so long as the Company remains a limited liability company or (ii) the outstanding shares of Common Stock (including shares issuable under outstanding options to purchase Common Stock as determined on a Cashless Exercise Basis) on and following such time as the Company converts into or is merged with a corporation and the Securityholders receive shares of Common Stock as a result thereof.

     "Securityholders" has the meaning given to such term in the Preamble.

     "Senior Management Unit Subscription Agreement" means each of the senior management unit subscription agreements, dated as of August 27, 2004, by and among the Company and each of the Executives (as defined in each agreement).

     "Subject Securities" has the meaning given to such term in Section 10.1.

     "Subject Units" means Class B Units and Vested Class C Units (including Class C Units vested as a result of any given Covered Sale).

     "Tag-Along Notice" has the meaning given to such term in Section 6.4.

     "Third Party" has the meaning given to such term in Section 6.4.

     "Third Party Investor" has the meaning given to it in Section 11.22.

     "Third Party Investor Securities" means (a) Units acquired by the Third Party Investors on or after the date of this Agreement, (b) any Units, Common Stock or Common Stock Equivalents hereafter acquired by any holder of Third Party Investor Securities and (c) any securities of the Company, Holdings or any of their successors issued with respect to the securities referred to in clauses
(a) or (b) above by way of a payment-in-kind, securities dividend or securities split or in connection with a combination of securities, exchange, conversion, recapitalization, merger, consolidation or other reorganization.

     "Third Party Majority" means Third Party Investors holding a majority of
(i) the outstanding Class B Units and Class C Units held by the Third Party Securityholders for so long as the Company remains a limited liability company or (ii) the outstanding shares of Common Stock (including shares issuable under outstanding options to purchase Common Stock as determined on a Cashless Exercise Basis) held by the Third Party Securityholders on and following such time as the Company converts into or is merged with a corporation and the Securityholders receive shares of Common Stock as a result thereof.

     "THL" means THL Managers V, LLC.

     "THL 1997 Trust" has the meaning given to such term in the Preamble.

     "THL Cayman Fund" has the meaning given to such term in the Preamble.

     "THL Funds" has the meaning given to such term in Section 1.2.

     "THL Group" has the meaning given to such term in the Introduction.

     "THL Investors" has the meaning given to such term in the Preamble.

     "THL Nominee" has the meaning given to such term in Section 8.2.

     "THL Parallel Fund" has the meaning given to such term in the Preamble.

     "THL Securities" means (a) THL Units, (b) Units, Common Stock or Common Stock Equivalents hereafter acquired by any member of the THL Group and (c) any securities of the Company, Holdings or any of their successors issued with respect to the securities referred to in clauses (a) or (b) above by way of a payment-in-kind, securities dividend or securities split or in connection with a combination of securities, exchange, conversion, recapitalization, merger, consolidation or other reorganization.

     "THL Units" means the Class A Units and Class B Units issued to members of the THL Group on the Closing Date.

     "THL V" has the meaning given to such term in the Preamble.

     "THL V Nominee" has the meaning given to such term in Section 8.2.

     "Transactions" has the meaning given to such term in the Preamble.

     "Transferor" has the meaning given to such term in Section 6.4.

     "Transferred" has the meaning given to such term in Section 1.1

     "Units" means the Class A Units, Class B Units or Class C Units.

     "Vested Class C Units" means with respect to a given Securityholder the number of Vested Class C-1 Units (as defined in the LLC Agreement) and Vested Class C-2 Units (as defined in the LLC Agreement) owned as of a given time of determination.

     11.2 Securities Legend. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate, if any, representing Securities owned by the Securityholders shall bear upon its face the following legend:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) IN COMPLIANCE WITH THE SECURITYHOLDERS AGREEMENT, DATED AS OF AUGUST 27, 2004 AND (B) UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO THE HOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS."

     All Securityholders shall be bound by the requirements of such legend to the extent that such legend is applicable. Upon a registration under the Act of any Securities or sale of Securities pursuant to Rule 144 or any other exemption from registration where the removal of the legend is appropriate, the certificate representing such Securities shall be replaced, at the expense of the Company, with certificates not bearing the legend required by this Section 11.2.

     11.3 New Management Securityholders. Each of the Securityholders hereby agrees that the Company may require that any employee or director of the Company or any of its subsidiaries or any representative (other than any such director or representative affiliated with THL) who after the date of this Agreement is offered Company securities shall, as a condition precedent to the acquisition of such securities, become a party to this Agreement by executing the same and delivering it to the Company at its address specified in Section 11.15. Upon such execution and delivery, such employee shall be a "Management Securityholder" for all purposes of this Agreement.

     11.4 Fee. The parties hereto acknowledge and agree that at the Closing THL will be paid a fee of $25 million and that Holdings, Nortek, Inc. and THL will enter into the Management Agreement (which agreement may be amended from time to time in accordance with Section 11.6 hereof to the extent applicable) previously provided to RLB and the Company and Holdings and Nortek, Inc. will pay THL an annual fee in accordance with the terms of such Management Agreement.

     11.5 Certain Transactions. The THL Group agrees that, except as contemplated hereby or by the Purchase Agreement or by any of the other agreements contemplated hereby or thereby (other than Section 2.8 of the LLC Agreement), during such time as RLB owns in excess of 5% of (1) the outstanding Class B Units and Class C Units for so long as the Company remains a limited liability company or (2) the outstanding shares of Common Stock (including shares issuable under outstanding options to purchase Common Stock as determined on a Cashless Exercise Basis) on and following such time as the Company converts into or is merged with a corporation, without the prior approval of either (i) RLB or (ii) a majority of the members of the Board who are not officers, directors (excluding outside directors of portfolio companies) or employees of THL or any of its affiliates, the Company and each of its subsidiaries shall not
(x) effect any transactions with any member of the THL Group or any of their affiliates, (y) issue or Transfer any equity securities of any subsidiary of the Company to any member of the THL Group or any of their affiliates, or (z) Transfer any assets to any member of the THL Group or any of their affiliates, other than, in any case of clauses (x) and (z), purchases and sales of inventory in the ordinary course of business and other customary commercial transactions on an arms' length basis involving portfolio companies of THL and its affiliated investment funds.

     11.6 No Other Arrangements or Agreements. Each Management Securityholder hereby represents and warrants to each other Securityholder that, except for the LLC Agreement and the Management Subscription Agreements, he has not entered into or agreed to be bound by any other arrangements or agreements of any kind with any other party with respect to Company securities, including, but not limited to, arrangements or agreements with respect to the acquisition, disposition or voting of Company securities (whether or not such agreements and arrangements are with the Company, other Securityholders or holders of Company securities that are not parties to this Agreement). Each of the members of the THL Group and each other

Securityholder represents and warrants to each other Securityholder that it has not entered into or agreed to be bound by any voting agreements with respect to its Company securities.

     11.7 Amendment and Modification. This Agreement may be amended, modified or supplemented only with the written consent of (i) the THL Group and (ii) if such amendment modifies (A) any provision of this Agreement (x) in a manner substantially adverse to the Management Securityholders, the Securityholders constituting a Management Majority and (y) in a manner substantially adverse to the Third Party Investors, the Securityholders constituting a Third Party Majority or (B) any other Section of this Agreement, the Company and Securityholders constituting a Securityholder Majority. Notwithstanding anything to the contrary herein, the THL Group may add any additional third party to this Agreement or eliminate any such additional third party from this Agreement as the THL Group sees fit, subject to the consent of such affected party; provided, however, that each member of the THL Group that owns Securities of the Company or any interest therein shall be at all times party to this Agreement. Upon receipt of the consents required by this Section 11.8, the Company shall notify all Securityholders promptly after such amendment, modification or supplement shall take effect.

     11.8 Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that none of the Company, the Third Party Investors or any Management Securityholder shall assign any of its rights or obligations pursuant to this Agreement without the prior written consent of the THL Group and, for so long as the Management Securityholders own in excess of 5% of (1) the outstanding Class B Units and Class C Units so long as the Company remains a limited liability company or (2) the outstanding shares of Common Stock (including shares issuable under outstanding options to purchase Common Stock as determined on a Cashless Exercise Basis) on and following such time as the Company converts into or is merged with a corporation, the members of the THL Group shall not assign its rights or obligations pursuant to this Agreement, other than to its Permitted Transferees and to persons who agree to be bound by this Agreement, without the prior written consent of the Management Securityholders constituting a Management Majority at such time. In the case of Permitted Transferees, third parties and Involuntary Transferees, such Permitted Transferees, third parties or Involuntary Transferees, as the case may be, shall be deemed the Securityholder hereunder for purposes of obtaining the benefits or enforcing the rights of such Securityholder hereunder; provided, however, that no Permitted Transferee, third party or Involuntary Transferee, as the case may be, shall derive any rights under this Agreement unless and until such Permitted Transferee, third party or Involuntary Transferee, as the case may be, has delivered to the Company a valid undertaking to become, and becomes, bound by the terms of this Agreement to which the transferring Securityholder is subject.

     11.9 Recapitalizations, Exchanges, etc. Affecting the Company Stock. Except as otherwise provided herein, the provisions of this Agreement shall apply to the full extent set forth herein with respect to the Securities. Except as otherwise provided herein, this Agreement is not intended to confer upon any person, except for the parties hereto, any rights or remedies hereunder.

     11.10 Transfer of Securities. If at any time the Company purchases any Securities pursuant to this Agreement, the Company may pay the purchase price determined under this

Agreement for the Securities it purchases by wire transfer of funds or Company check in the amount of the purchase price, and upon receipt of payment of such purchase price or, any portion thereof, the selling Securityholder shall deliver to the Company the certificates representing the number of Securities being purchased in a form suitable for transfer, duly endorsed in blank, and free and clear of any lien, claim or encumbrance. In the event that any Securityholder refuses or otherwise fails to deliver, in accordance with the preceding sentence, certificates representing the number of Securities being purchased, the Securities purchased from such Securityholder shall (notwithstanding such refusal or failure) be deemed, upon receipt by such Securityholder of the purchase price therefor, to not be outstanding for any purposes. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to make any payment for Securities purchased hereunder until delivery to it of the certificates representing such Securities. If the Company is purchasing less than all the Securities represented by a single certificate, the Company, after making such purchase, shall deliver to the selling Securityholder a certificate for any unpurchased Securities.

     11.11 Further Assurances. Each party hereto or Person subject hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     11.12 Governing Law. This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware, without giving effect to the choice of law principles thereof.

     11.13 Jurisdiction. Any suit, action or proceeding under or with respect to this Agreement, or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of Delaware and each of the parties hereto hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each of the parties hereto hereby irrevocably waives any objections which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

     11.14 Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

     11.15 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement to any party hereunder shall be in writing and deemed given upon (i) receipt, when delivered via personal delivery, (ii) transmitter's confirmation of a receipt of a facsimile transmission, when delivered via such transmittal, (iii) confirmed delivery by a standard overnight carrier or (iv) receipt, as evidenced by certification or registration, when mailed in the United States by certified or registered mail at the following addresses (or at such other address for a party as shall be specified by notice given hereunder):

          (a)  If to the Company, to it at:
               THL - Nortek Investors, LLC
               50 Kennedy Plaza
               Providence, RI 02903
               Attention: Kevin W. Donnelly and Richard L. Bready
               Telephone: 401-751-1600
               Facsimile: 401-751-4610

               with a copy to:

               Thomas H. Lee Partners, L.P.
               100 Federal Street, 35th Floor
               Boston, MA 02110
               Attention: Anthony J. DiNovi and Kent R. Weldon
               Telephone: (617) 227-1050
               Facsimile: (617) 227-3514

          (b) If to a Management Securityholder, as listed on the signature page. hereto, or, if not so listed, to it at its address as reflected in the stock records of the Company, or as such Management Securityholder shall designate to the Company in writing, with a copy to THL at its address indicated below (provided that any such designation shall be effective only upon receipt thereof).

          (c)  If to a member of the THL Group, to it at:

               c/o Thomas H. Lee Partners, L.P.
               100 Federal Street, 35th Floor
               Boston, MA 02110
               Attention: Anthony J. DiNovi and Kent R. Weldon
               Telephone: (617) 227-1050
               Facsimile: (617) 227-3514

          (d) If to a Third Party Investor, as listed on the signature page hereto,

               Or, if not so listed, to it at its address as reflected in the stock records of the Company, or as such Third Party Investor shall designate to the Company in writing, with a copy to THL Group at address indicated above (provided that any such designation shall be effective only upon receipt thereof).

     11.16 Headings; Execution in Counterparts. The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

     11.17 Entire Agreement: Effect on Certain Other Agreements. This Agreement, the LLC Agreement, the Registration Rights Agreement, the Option Cancellation Agreements, the Deferred Compensation Plan, each of the Senior Management Unit Subscription Agreements, the amended and restated employment agreement by and between the Company and RLB dated August 27, 2004, the amended and restated employment agreement by and between Kevin Donnelly and the Company, dated August 27, 2004, the amended and restated employment agreement by and between Almon Hall and the Company, dated August 27, 2004 and the Management Subscription Agreements embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to the Securities, other than those expressly set forth or referred to herein, in the Registration Rights Agreement, the LLC Agreement, the Option Cancellation Agreement, the Deferred Compensation Plan and each of the Senior Management Unit Subscription Agreements. This Agreement and the other agreements referenced in the first sentence of this Section 11.17 supersede all prior agreements and understandings among the parties with respect to such subject matter.

     11.18 Injunctive Relief. The Securities cannot readily be purchased or sold in the open market, and for that reason, among others, the Company and the Securityholders shall be irreparably damaged in the event this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Company or the Securityholders may have. Each Securityholder hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York and Delaware for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof. Each Securityholder hereby consents to service of process by mail made in accordance with Section 11.15.

     11.19 Attorneys' Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

     11.20 Third Party Beneficiaries. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof. Except as otherwise expressly provided herein, the covenants, agreements and other provisions contained in this Agreement are for the sole benefit of the parties hereto and their permitted successors and assigns, and they shall not be construed as conferring, and are not intended to confer, any rights, remedies or other benefits hereunder on any other persons. Neither this Agreement nor any purchase or sale of Securities shall create, or be construed or deemed to create, any right of employment in favor of a Management Securityholder or any other person by the Company or any subsidiary of the Company.

     11.21 Sales to Competitors. Notwithstanding anything to the contrary in this Agreement (other than pursuant to Section 6.4(a) and 6.4(b)), no Securityholder may, without the prior written consent of the THL Group and the Company, Transfer any Securities that such Securityholder beneficially owns to any Person that competes with or is engaged in any lines of business of the Company whether or not so competing or engaged in the same geographic area as the Company.

     11.22 Third Party Investors. Each of the Securityholders hereby agrees that the Company may require that any party, other than an employee or director of the Company or any of its subsidiaries or any representative (other than any such director or representative affiliated with THL) (who is dealt with in
Section 11.3), who immediately prior to or substantially contemporaneously with the Closing purchases Securities, shall become a party to this Agreement by executing the same and delivering it to the Company at its address specified in
Section 11.15. For all purposes of this Agreement, upon such execution and delivery, such party shall be deemed to be a "Third Party Investor" and collectively, with other similar persons, the "Third Party Investors."

     11.23 Improper Transfer. Any attempt to Transfer any Securities not in material compliance with this Agreement shall be null and void and neither the Company nor any transfer agent shall give any effect in the Company's stock records to such attempted Transfer.

     11.24 Persons. For all purposes of this Agreement, "Person" means an individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or any unincorporated organization.

     11.25 Other Agreements. Nothing in this Agreement shall limit the ability of the Company to enter into any agreement with any Management Securityholder or any other employee with respect to the purchase and/or sale of Securities on terms different than as set forth in this Agreement.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        THL - NORTEK INVESTORS, LLC


                                        By:  /s/ Kent R. Weldon
                                            ------------------------------------
                                        Name: Kent R. Weldon
                                        Title: Representative


                                        THL BUILDCO HOLDINGS, INC.


                                        By:  /s/ Kent R. Weldon
                                            ------------------------------------
                                        Name: Kent R. Weldon
                                        Title: Vice President and Treasurer

                  [SIGNATURE PAGE TO SECURITYHOLDERS AGREEMENT]

                                        THOMAS H. LEE EQUITY FUND V, L.P.

                                        By: THL Equity Advisors V, LLC, its
                                            general partners

                                        By: Thomas H. Lee Partners, L.P., its
                                            sole member

                                        By: Thomas H. Lee Advisors LLC, its
                                            general partner


                                        By:  /s/ Anthony J. DiNovi
                                            ------------------------------------
                                        Name: Anthony J. DiNovi
                                        Title: Managing Director


                                        THOMAS H. LEE PARALLEL FUND V, L.P.

                                        By: THL Equity Advisors V, LLC, its
                                            general partner

                                        By: Thomas H. Lee Partners, L.P., its
                                            sole member

                                        By: Thomas H. Lee Advisors LLC, its
                                            general partner


                                        By:  /s/ Anthony J. DiNovi
                                            ------------------------------------
                                        Name: Anthony J. DiNovi
                                        Title: Managing Director

                  [SIGNATURE PAGE TO SECURITYHOLDERS AGREEMENT]

                                        THOMAS H. LEE EQUITY (CAYMAN)
                                            FUND V, L.P.

                                        By: THL Equity Advisors V, LLC, its
                                            general partner

                                        By: Thomas H. Lee Partners, L.P., its
                                            sole member

                                        By: Thomas H. Lee Advisors LLC, its
                                            general partner


                                        By: /s/ Anthony J. DiNovi
                                            ------------------------------------
                                        Name: Anthony J. DiNovi
                                        Title: Managing Director

                                        1997 THOMAS H. LEE NOMINEE TRUST

                                        By: US Bank, N.A., not personally, but
                                            solely as Trustee under the 1997
                                            Thomas H. Lee Nominee Trust


                                        By: /s/ Gerald R. Wheeler
                                            ------------------------------------
                                        Name: Gerald R. Wheeler
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        THOMAS H. LEE INVESTORS LIMITED
                                        PARTNERSHIP

                                        By: THL Investment Management Corp., its
                                            general partner


                                        By: /s/ Thomas H. Lee
                                            ------------------------------------
                                        Name: Thomas H. Lee
                                        Title: Chief Executive Officer

                  [SIGNATURE PAGE TO SECURITYHOLDERS AGREEMENT]

                                        PUTNAM INVESTMENTS EMPLOYEES'
                                        SECURITIES COMPANY I LLC

                                        By: Putnam Investments Holdings, LLC,
                                            its managing member

                                        By: Putnam Investments, LLC, its
                                            managing member


                                        By: /s/ Robert T. Burns
                                            ------------------------------------
                                        Name: Robert T. Burns
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


                                        PUTNAM INVESTMENTS EMPLOYEES'
                                        SECURITIES COMPANY II LLC

                                        By: Putnam Investments Holdings, LLC,
                                            its managing member

                                        By: Putnam Investments, LLC, its
                                            managing member


                                        By: /s/ Robert T. Burns
                                            ------------------------------------
                                        Name: Robert T. Burns
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


                                        PUTNAM INVESTMENTS HOLDINGS, LLC

                                        By: Putnam Investments, LLC, its
                                            managing member


                                        By: /s/ Robert T. Burns
                                            ------------------------------------
                                        Name: Robert T. Burns
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

                  [SIGNATURE PAGE TO SECURITYHOLDERS AGREEMENT]

                                        THIRD PARTY INVESTORS

                                        RGIP, LLC


                                        By: /s/ Douglass N. Ellis, Jr.
                                            ------------------------------------
                                        Name: Douglass N. Ellis, Jr.
                                        Title: Managing Member

                  [SIGNATURE PAGE TO SECURITYHOLDERS AGREEMENT]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Richard L. Bready
                                                     --------------------------
                                                 Name(Print): Richard L. Bready














                          [Securityholders Agreement]

                                                  MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Michael H. Botelho
                                                     --------------------------
                                                Name(Print): Michael H. Botelho














                          [Securityholders Agreement]

                                               MANAGEMENT SECURITYHOLDERS





                                               By: /s/ Jeffrey C. Bloomberg
                                                   --------------------------
                                               Name(Print): Jeffrey C. Bloomberg














                          [Securityholders Agreement]

                                               MANAGEMENT SECURITYHOLDERS





                                               By: J. M. Cianciolo
                                                   --------------------------
                                               Name (Print): Joseph M. Cianciolo














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Edward J. Cooney
                                                     --------------------------
                                                 Name(Print): Edward J. Cooney














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By:     /s/ David B. Hiley
                                                     --------------------------
                                                 Name(Print): David B. Hiley














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By:  /s/ Kevin W. Donnelly
                                                     --------------------------
                                                 Name(Print): Kevin W. Donnelly














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Bruce E. Fleming
                                                     --------------------------
                                                 Name(Print): Bruce E. Fleming














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Almon C. Hall
                                                     --------------------------
                                                 Name(Print): Almon C. Hall














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Theodore F. Martin
                                                     --------------------------
                                                 Name(Print): Theodore F. Martin














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ William C. Kormeier
                                                     --------------------------
                                                 Name(Print):William C. Kormeier














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ David J. LaGrand
                                                     --------------------------
                                                 Name(Print): David J. LaGrand














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ J.M. McHugh
                                                     --------------------------
                                                 Name(Print): J.M. McHugh














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Michael T. Nix
                                                     --------------------------
                                                 Name(Print):Michael T. Nix














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Richard J. Ruth
                                                     --------------------------
                                                 Name(Print): Richard J. Ruth














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ David J. Huntley
                                                     --------------------------
                                                 Name(Print): David J. Huntley














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Bradley J. Campbell
                                                     --------------------------
                                                 Name(Print):Bradley J. Campbell














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Ronald D. Gannon
                                                     --------------------------
                                                 Name(Print): Ronald D. Gannon














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ George Halko
                                                     --------------------------
                                                 Name(Print): George Halko














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Maury Wawryk
                                                     --------------------------
                                                 Name(Print): Maury Wawryk














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ James A. Durr
                                                     --------------------------
                                                 Name (Print): James A. Durr














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Shamim S. Ahmed
                                                     --------------------------
                                                 Name(Print): Shamim S. Ahmed














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ David T. Baumann
                                                     --------------------------
                                                 Name(Print): David T. Baumann














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ James D. Boldt
                                                     --------------------------
                                                 Name(Print): James D. Boldt














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ George P. Ebner
                                                     --------------------------
                                                 Name(Print): George P. Ebner














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Clement Feng
                                                     --------------------------
                                                 Name(Print): Clement Feng














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ R.J. Fronberry
                                                     --------------------------
                                                 Name(Print):R.J. Fronberry














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Wayne H. Losinske
                                                     --------------------------
                                                 Name(Print): Wayne H. Losinske














                          [Securityholders Agreement]

                                                MANAGEMENT SECURITYHOLDERS





                                                By: /s/ John M. Pendergast
                                                    --------------------------
                                                Name (Print): John M. Pendergast














                          [Securityholders Agreement]

                                                MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Joseph A. Podawiltz
                                                    --------------------------
                                               Name (Print): Joseph A. Podawiltz














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ David L. Pringle
                                                     --------------------------
                                                 Name (Print): David L. Pringle














                          [Securityholders Agreement]

                                              MANAGEMENT SECURITYHOLDERS





                                              By: /s/ Stephen K. Swenerton
                                                  ------------------------------
                                              Name (Print): Stephen K. Swenerton














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ David W. Wolbrink
                                                     --------------------------
                                                 Name (Print): David W. Wolbrink














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Pascal Ialenti
                                                     --------------------------
                                                 Name (Print): Pascal Ialenti














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Franco Stabellini
                                                     --------------------------
                                                 Name (Print): Franco Stabellini














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Fabio V. Fronda
                                                     --------------------------
                                                 Name (Print): Fabio V. Fronda














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Grant D. Rummell
                                                     --------------------------
                                                 Name (Print): Grant D. Rummell














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Dan Stottlemyre
                                                     --------------------------
                                                 Name (Print): Dan Stottlemyre














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Philip R. Strauss
                                                     ---------------------------
                                                 Name (Print): Philip R. Strauss














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Ray Bond
                                                     --------------------------
                                                 Name (Print): Ray Bond














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Rajir Bhalla
                                                     --------------------------
                                                 Name (Print): Rajir Bhalla














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Robert Farinelli
                                                     --------------------------
                                                 Name (Print): Robert Farinelli














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Robert N. Guiette
                                                     --------------------------
                                                 Name (Print): Robert N. Guiette














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ James J. Zingg
                                                     --------------------------
                                                 Name (Print): James J. Zingg














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Paul E. Starkey
                                                     --------------------------
                                                 Name (Print): Paul E. Starkey














                          [Securityholders Agreement]

                                                 MANAGEMENT SECURITYHOLDERS





                                                 By: /s/ Jeremy Burkhardt
                                                     --------------------------
                                                 Name (Print): Jeremy Burkhardt














                          [Securityholders Agreement]

                           MANAGEMENT SECURITYHOLDERS


                     Schedule of Management Securityholders



                              Richard Bready
                              Jeffrey Bloomberg
                              Michael Botelho
                              Joseph Cianciolo
                              Edward Cooney
                              Kevin Donnelly
                              Bruce Fleming
                              Almon Hall
                              David Hiley
                              Theodore Martin
                              William Kormeier
                              David LaGrand
                              Joseph McHugh
                              Michael Nix
                              Richard Ruth
                              David Huntely
                              Bradley Campbell
                              Ronald Gannon
                              George Halko
                              Maury Wawryk
                              James Durr
                              Sham Almed
                              David Baumann
                              James Boldt
                              George Ebner
                              Clement Feng
                              Robert Fronberry
                              Wayne Losinske
                              John Pendergast
                              Joseph Podawiltz
                              David Pringle
                              Stephen Swenerton
                              David Wolbrink
                              Pascal Ialenti
                              Franco Stabellini
                              Fabio Fronda
                              Grant Rummell
                              Dan Stottlemyre
                              Philip Strauss
                              Ray Bond

                                   Robert Farinelli
                                   Paul Starkey
                                   Jeremy Burkhardt
                                   Raj Bhalla
                                   Robert Guiette
                                   James Zingg
                                   Julia McGwin
                                   Andrew Prete
                                   Christine Connor
                                   Michael Mendes
                                   Jane White
                                   Robert Brosnan
                                   Robert Cooper
                                   Chuck Stevens
                                   Jeff Miller
                                   Keith Marshall
                                   William Hildebrand
                                   Larry Foisie
                                   Jeffrey Francisco
                                   Andrew Fitzgerald
                                   Walter Douglas Jones
                                   Allan Reifel
                                   Owen Gohlke
                                   Gerry Stapley
                                   Daniel Forest
                                   Jon Forbes
                                   John Hilt
                                   Mario Tougas

                           MANAGEMENT SECURITYHOLDERS
                     Schedule of Management Securityholders

Richard Bready
Jeffrey Bloomberg
Michael Botelho
Joseph Cianciolo
Edward Cooney
Kevin Donnelly
Bruce Fleming
Almon Hall
David Hiley
Theodore Martin
William Kormeier
David LaGrand
Joseph McHugh
Michael Nix
Richard Ruth
David Huntely
Bradley Campbell
Ronald Gannon
George Halko
Maury Wawryk
James Durr
Sham Almed
David Baumann
James Boldt
George Ebner
Clement Feng
Robert Fronberry
Wayne Losinske
John Pendergast
Joseph Podawiltz
David Pringle
Stephen Swenerton
David Wolbrink
Pascal Ialenti
Franco Stabellini
Fabio Fronda
Grant Rummell
Dan Stottlemyre
Philip Strauss
Ray Bond

Robert Farinelli
Paul Starkey
Jeremy Burkhardt
Raj Bhalla
Robert Guiette
James Zingg
Julia McGwin
Andrew Prete
Christine Connor
Michael Mendes
Jane White
Robert Brosnan
Robert Cooper
Chuck Stevens
Jeff Miller
Keith Marshall
William Hildebrand
Larry Foisie
Jeffrey Francisco
Andrew Fitzgerald
Walter Douglas Jones
Allan Reifel
Owen Gohlke
Gerry Stapley
Daniel Forest
Jon Forbes
John Hilt
Mario Tougas

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.


Signature /s/ Robert J. Brooner
          -------------------------------------------
Print Name /s/ Robert J. Brooner
           ------------------------------------------

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.


Additional Management Securityholder

By: /s/ Christine Connor
    -------------------------------------------
Name (Print): Christine Connor






















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.


Additional Management Securityholder

By: /s/ Robert G. Cooper
    -------------------------------------------
Name (Print): Robert G. Cooper





















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.



Additional Management Securityholder

By: /s/ Andrew M. Fitzgerald
    -------------------------------------------
Name (Print): Andrew M. Fitzgerald
             ------------------------------------------




















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.



Additional Management Securityholder


By: /s/ Larry Foisie
    --------------------------------
Name (Print): Larry Foisie
















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.



Additional Management Securityholder




By: /s/ Jon M. Forbes
    --------------------------------
Name (Print): Jon M. Forbes

















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.



Additional Management Securityholder




By: /s/ Daniel Forest
    --------------------------------
Name (Print): Daniel Forest



















                           [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.



Additional Management Securityholder




By: /s/ Jeffrey L. Francisco
    --------------------------------
Name (Print): Jeffrey L. Francisco





















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.



Additional Management Securityholder



By: /s/ Owen J. Gohlke
    -------------------------------
Name (Print): Owen J. Gohlke


















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of September 2004.


Additional Management Securityholder

By: /s/ Wm R Hildebrand
    -------------------------------------------
Name (Print): William R. Hildebrand
           ------------------------------------------


















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.


Additional Management Securityholder

By: /s/ John J. Hilt
    -------------------------------------------
Name (Print):  /s/ John J. Hilt
               ------------------------------------------
















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.


Additional Management Securityholder

By: /s/ Walter Douglas Jones
    -----------------------------------------------
Name (Print): Walter Douglas Jones
              ---------------------------------------


                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of September 2004.

Additional Management Securityholder

By: /s/ Keith Marshall
    -------------------------------------------------
Name (Print): Keith Marshall
              ---------------------------------------


                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.

Additional Management Securityholder

By: /s/ Julia L. McGwin
    -----------------------------------------------
Name (Print): Julia L. McGwin
              ---------------------------------------


                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 8th day of Sept. 2004.


Additional Management Securityholder

By: /s/ Michael A. Mendes
    -------------------------------------------
Name (Print): Michael A. Mendes
           ------------------------------------------




















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.


Additional Management Securityholder

By: /s/ Geoffrey Sloan Miller
    -------------------------------------------
Name (Print): Geoffrey Sloan Miller
           ------------------------------------------




















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 8th day of September 2004.


Additional Management Securityholder

By: /s/ Andrew W. Prete
    -------------------------------------------
Name (Print): Andrew W. Prete
           ------------------------------------------




















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.


Additional Management Securityholder

By: /s/ Allan J. Reifel
    -------------------------------------------
Name (Print):  /s/ Allan J. Reifel
               ------------------------------------------
















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 15th day of September 2004.


Additional Management Securityholder

By: /s/ Charles D. Stevens
    -------------------------------------------
Name (Print):  /s/ Charles D. Stevens
               ------------------------------------------
















                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.


Additional Management Securityholder

By: /s/ Mario Tougas
    -------------------------------------------
Name (Print): Mario Tougas
              ------------------------------------------


                          [Securityholders Agreement]

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _____ day of _________________ 2004.


Additional Management Securityholder

By: /s/ Jane C. White
   -------------------------------------------
Name (Print): Jane C. White
             ------------------------------------------


                          [Securityholders Agreement]

                Exhibit A - Form of Registration Rights Agreement

                                                                       EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of [_____ __, 200_] among [THL - Nortek Investors, Inc./Nortek Holdings, Inc.], a Delaware corporation (the "COMPANY"), Nortek Inc., a Delaware corporation ("NORTEK"), Thomas H. Lee Equity Fund V, L.P., Thomas H. Lee Parallel Fund V, L.P., Thomas H. Lee Cayman Fund V, L.P., Thomas H. Lee Investors Limited Partnership, 1997 Thomas H. Lee Nominee Trust, Putnam Investments Holdings, LLC, Putnam Investments Employees' Securities Company I, LLC, Putnam Investments Employees' Securities Company II, LLC (collectively, the "THL PARTIES"), the Third Party Investors (as defined in the Securityholders Agreement (as defined below)) and those employees of the Company or its subsidiaries listed on Schedule 1 hereto (collectively, the "MANAGEMENT STOCKHOLDERS"). The THL Parties, the Third Party Investors and the Management Stockholders are hereinafter referred to collectively as the "STOCKHOLDERS." Capitalized terms used herein without definition are defined in
Section 10.

     WHEREAS, the Stockholders hold shares of common stock, par value [$0.01] (the "Common Stock") of the Company;

     WHEREAS, the Stockholders and the Company are parties to a Securityholders Agreement dated as of August 27, 2004 (the "Securityholders Agreement") which provides that, under certain circumstances set forth in Section 7.1 of the Securityholders Agreement, the parties will enter into this Agreement; and

     WHEREAS, the circumstances contemplated by Section 7.1 of the Securityholders Agreement have occurred.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

     1. Registrations Upon Request.

          1.1. Requests by the THL Parties.

               (a) At any time, the THL Parties, on behalf of the THL Group (as defined in the Stockholders Agreement), shall have the right to make up to six (6) separate requests that the Company effect the registration (which may at the option of the THL Parties be effected as a "shelf registration") under the Securities Act of the offer and sale of all or a portion of the Registrable Securities owned by members of the THL Group, each such request to specify the intended method or methods of disposition thereof; provided, however, that the Company shall not be required to effect a registration relating to an underwritten offering pursuant to this Section 1.1 until a period of 120 days shall have elapsed from the effective date of the most recent registration relating to an underwritten offering. A request made by the THL Parties shall not be counted for purposes of the request limitations set forth above: (a) if the THL Parties, on behalf of the THL Group, determine in their good faith judgment to withdraw the proposed registration of the offer and sale of any Registrable Securities requested to be registered pursuant to this Section 1.1 due to marketing or regulatory reasons; (b) the registration statement relating to any such request is not declared effective within 90 days of the date such registration statement is first filed with the Commission; (c) if, within 180 days after the registration relating to any such request has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the reasonable satisfaction of the THL Parties within 30 days after the occurrence of any such interference; (d) if more than 10% of the Registrable Securities requested by the THL Parties to be included in the registration are not so included pursuant to Section 1.5; or (e) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to any such request are not satisfied (other than as a result of a default or breach thereunder by the THL Group). Upon any such request, the Company will promptly, but in any event within 15 days of such request, give written notice of such request to all holders of Registrable Securities and thereupon the Company will, subject to Section 1.5, use its best efforts to effect the prompt registration under the Securities Act of:

                    (i) the offer and sale of the Registrable Securities which the Company has been so requested to register by the THL Parties on behalf of the THL Group; and

                    (ii) the offer and sale of all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company by such holders within 15 days after the giving of such written notice by the Company to such holders, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of the THL Group.

               (b) Notwithstanding the foregoing, if the Company shall at any time furnish to each proposed seller of Registrable Securities a certificate signed by the President of the Company stating that the Company has pending or in process a material transaction (including a financing transaction), the disclosure of which would, in the good faith judgment of the Board, materially and adversely affect the Company, the Company may defer the filing (but not the preparation) of a registration statement to be filed pursuant to this Section 1.1 for up to 60 days (but the Company shall use its best efforts to complete the transaction and file the registration statement as soon as possible).

          1.2. Request by Richard L. Bready.

               (a) Following the later of (i) such time as Richard L. Bready ("RLB") ceases to be CEO (as defined in the Stockholders Agreement) and
     (ii) the one year anniversary of an IPO (as defined in the Stockholders Agreement), RLB shall have the right to make two requests that the Company effect the registration under the Securities Act of the offer and sale of all or a portion of the Registrable Securities owned by him, such request to specify the intended method or methods of disposition thereof; provided, however, that the Company shall not be required to effect a registration relating to an underwritten offering pursuant to this Section 1.2 until a period of 120 days shall have elapsed from the effective date of the most recent registration relating to an underwritten offering; provided, further, that the RLB shall not be entitled to have such registration effected by means of a "shelf" registration unless the effectiveness of such "shelf" registration is limited in duration to 180 days; provided further, that, at any time when the fair market value of the Common Stock and all options held by RLB in the aggregate falls below $20 million (such fair market value to be based on the average of the closing prices of the Common Stock on any exchange on which the Common Stock is listed or on NASDAQ for the 10 trading days preceding any date of determination and to take into account the exercise price of options), RLB shall not have the right to request the registration of the offer and sale of such Registrable Securities if such registration is not required under the Securities Act to permit the immediate disposition of all such shares on any exchange on which the Common Stock is listed or on NASDAQ. A request made by RLB shall not be counted for purposes of the request limitation set forth above: (a) if RLB determines in his good faith judgment to withdraw the proposed registration of the offer and sale of any Registrable Securities requested to be registered pursuant to this Section 1.2 due to marketing or regulatory reasons; (b) the registration statement relating to any such request is not declared effective within 90 days of the date such registration statement is first filed with the Commission; (c) if, within 180 days after the registration relating to any such request has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to RLB's reasonable satisfaction within 30 days after the occurrence of any such interference; (d) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to any such request are not satisfied (other than as a result of a default or breach thereunder by RLB); or (e) if more than 10% of the Registrable Securities requested by RLB to be included in the registration are not so included pursuant to Section 1.5. Upon any such request, the Company will promptly, but in any event within 15 days of such request, give written notice of such request to all holders of Registrable Securities and thereupon the Company will, subject to Section 1.5, use its best efforts to effect the prompt registration under the Securities Act of:

                    (i) the offer and sale of the Registrable Securities which the Company has been so requested to register by RLB, and

                    (ii) the offer and sale of all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company by such holders within 15 days after the giving of such written notice by the Company to such holders, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of RLB; provided, however, that RLB shall not be entitled to have such registration effected by means of a "shelf" registration unless the effectiveness of such "shelf' registration is limited in duration to 180 days.

               (b) Notwithstanding the foregoing, if the Company shall at any time furnish to each proposed seller of Registrable Securities a certificate signed by the President of the Company stating that the Company has pending or in process a material transaction (including a financing transaction), the disclosure of which would, in the good faith judgment of the Board, materially and adversely affect the Company, the Company may defer the filing (but not the preparation) of a registration statement to be filed pursuant to this Section 1.2 for up to 60 days (but the Company shall use its best efforts to complete the transaction and file the registration statement as soon as possible).

               (c) Any rights exercisable by the Management Stockholders under this Agreement shall be exercisable solely by a majority in interest of the Management Stockholders; provided, however, that so long as RLB is CEO, any rights exercisable by Management Stockholders shall be exercisable solely by RLB on their behalf, unless the Company consents otherwise. The Company shall be entitled to deal exclusively with the party or parties having the right to act on behalf of the Management Stockholders at any given time and to rely on such party's or parties' consent, waiver or other action as the consent, waiver or other action of all of the Management Stockholders.

          1.3. Registration Statement Form. A registration requested pursuant to Sections 1.1 or 1.2 shall be effected by the filing of a registration statement on a form determined by the Company; provided that S-1 type information may be included therein if the managing underwriter states in writing that it believes that it would be beneficial for the marketing of the offering.

          1.4. Expenses. The Company will pay all Registration Expenses in connection with any registration requested under Section 1.1 or 1.2, including the reasonable fees and expenses of one counsel selected by the Management Stockholders by a majority vote (and reasonably acceptable to the Company) to represent the Management Stockholders and the Third Party Investors; provided, however, that if such counsel has a conflict of interest that would prevent such counsel from representing both the Management Stockholders and the Third Party Investors, then the Company shall pay all Registration Expenses in connection with any registration requested under Section 1.1 or 1.2, including the reasonable fees and expenses of one counsel selected by the Management Stockholders by a majority vote (and reasonably acceptable to the Company) to represent the Management Stockholders and one counsel selected by the Third Party Investors by a majority vote (and reasonably acceptable to the Company) to represent the Third Party Investors; provided, further, that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law and all underwriting discounts and commissions and transfer taxes, if any.

          1.5. Priority in Demand Registrations. If a registration pursuant to
Section 1.1 or 1.2 involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each Person requesting registration of the offer and sale of Registrable Securities) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering price, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering without such material adverse effect, first, the Registrable Securities of the THL Group, the Third Party Investors and the Management Stockholders on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Stockholder), and second, the securities, if any, being sold by the Company. Notwithstanding the foregoing, the Management Stockholders (and any successor managers of the Company and its subsidiaries) will not be entitled to participate in any such registration requested by the THL Parties to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) shall determine in good faith and in writing (with a copy to each affected Person requesting registration of Registrable Securities), that the participation of management would adversely affect the marketability or offering price of the securities being sold in such registration, it being understood that the Company will include in such registration that number of shares of the Management Stockholders, if any, which can be sold in such offering without adversely affecting the marketability or offering price of the other securities to be sold in such registration. In the event of any such determination under this Section 1.5, the Company shall give the affected holders of Registrable Securities notice of such determination and in lieu of the notice otherwise required under Sections 1.1 or 1.2, as the case may be. The THL Parties shall use their commercially reasonable best efforts to persuade the managing underwriter not to make or to minimize the determination set forth in the second preceding sentence of this Section 1.5.

          1.6. No Company Initiated Registration. After receipt of notice of a requested registration pursuant to Section 1.1 or 1.2, the Company shall not initiate, without the consent of the THL Parties, in the case of Section 1.1 or RLB in the case of Section 1.2, a registration of the offer and sale of any of its equity securities for its own account until 90 days after such registration has been terminated or declared effective (unless advised by the managing underwriter that a longer period, not to exceed 180 days, is required, or such shorter period as the managing underwriter for any underwritten offering may agree), except for transactions of a type described in clauses (iii) and (iv) of
Section 5(b).

     2. Incidental Registrations. If the Company at any time proposes to register the offer and sale of any of its equity securities under the Securities Act (other than pursuant to (x) an employee equity compensation plan, including an option plan, or (y) an acquisition, strategic or business combination transaction), then the Company will give prompt written notice to all holders of Registrable Securities regarding such proposed registration. Upon the written request of any such holder made within 15 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect, in connection with such proposed registration by the Company, the registration under the Securities Act of the offer and sale of such Registrable Securities on a pro rata basis (based on the number of Registrable Securities owned by each holder of Registrable Securities) in accordance with such intended method or methods of disposition, provided that:

               (a) (i) if such registration shall be in connection with an IPO, the Company shall not include any Registrable Securities in such proposed registration if the Board shall have determined, after consultation with the managing underwriter for such offering, that it is not in the best interests of the Company to include any Registrable Securities in such registration and (ii) the Company shall not include any Registrable

     Securities of any Management Stockholder in any proposed registration pursuant to this Section 2 to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banker) shall determine in good faith that the participation of such Management Stockholder would adversely affect the offering and provided, further, that in the event of any such determination under subsection (i) or (ii), the Company shall give the affected holders of Registrable Securities notice of such determination and in lieu of the notice otherwise required by the first paragraph of this Section 2. The Company shall use its commercially reasonable best efforts to persuade the managing underwriter not to make or to minimize the determination set forth in the preceding sentence of this 2(a);

               (b) if, at any time after giving written notice (pursuant to this Section 2) of its intention to register the offer and sale of equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the offer and sale of such equity securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register the offer and sale of any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the THL Parties, on behalf of the THL Group, or RLB to request that a registration be effected under Section 1.1 or 1.2, as the case may be;

               (c) if, in connection with a registration pursuant to this
     Section 2, the managing underwriter of such registration (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration thereof) that the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering price, then in the case of any registration pursuant to this Section 2, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering without such material adverse effect, first, the securities, if any, being sold by the Company in such registration for its own account and second, the Registrable Securities of the THL Group, the Third Party Investors and the Management Stockholders being sold by them in such registration pursuant to this Section 2, on a pro rata basis (based on the number of shares of Registrable Securities owned by each holder of Registrable Securities);

               (d) the Company will pay all Registration Expenses in connection with each registration of the offer and sale of Registrable Securities requested pursuant to this Section 2, including the reasonable fees and expenses of one counsel selected by the Management Stockholders by a majority vote (and reasonably acceptable to the Company) to represent the Management Stockholders and the Third Party Investors; provided, however, that if such counsel has a conflict of interest that would prevent such counsel from representing both the Management Stockholders and the Third Party Investors, the Company will pay all Registration Expenses in connection with each registration of the offer and sale of Registrable Securities requested pursuant to this Section 2, including the reasonable fees and expenses of one counsel selected by the

     Management Stockholders by a majority vote (and reasonably acceptable to the Company) to represent the Management Stockholders and one counsel selected by the Third Party Investors by a majority vote (and reasonably acceptable to the Company) to represent the Third Party Investors; provided, further, that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law and all underwriting discounts and commissions and transfer taxes, if any. No registration effected under this Section 2 shall relieve the Company from its obligation to effect registrations under Sections 1.1 and 1.2;

               (e) notwithstanding the intended method or methods specified by a holder of Registrable Securities, in the event that the registration giving rise to the registration rights in this Section 2 is to be effected pursuant to an underwritten offering, then such method of distribution shall be pursuant to such underwritten offering and in the event that the registration giving rise to the registration rights in this Section 2 is to be effected pursuant to a "shelf" registration, then such method of distribution shall be pursuant to such "shelf" registration, and the duration thereof shall not be longer than that of such "shelf" registration.

               (f) the Company shall have no obligation under this Section 2 to use its best efforts to effect any registration of any shares of Registrable Securities which any Third Party Investors or Management Stockholder (other than RLB) has requested be registered, unless shares of Registrable Securities owned by members of the THL Group shall be included in such registration or unless the THL Parties determine otherwise;

               (g) the Company shall not be required to effect any registration of Registrable Securities under this Section 2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

               (h) in the event of an underwritten IPO covering shares of Common Stock for the account of the Company, the THL Parties shall have the right by written notification to the Company at any time to convert such registration into a registration of shares of Registrable Securities pursuant to and governed by the provisions of Section 2.

     3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of the offer and sale of any Registrable Securities under the Securities Act as provided in Sections 1.1, 1.2 and 2, the Company will promptly:

               (a) prepare, and as soon as practicable, but in any event within 60 days thereafter, file with the Commission, a registration statement with respect to the offer and sale of such Registrable Securities, make all required filings with the NASD or applicable securities exchange and use its best efforts to cause such registration statement to become effective as soon as practicable;

               (b) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than six months after such registration statement becomes effective;

               (c) furnish copies of all documents proposed to be filed with the Commission in connection with such registration to (i) (x) counsel selected by the THL Parties in the case of a registration pursuant to Section 1.1,
     (y) counsel selected by RLB in the case of registration pursuant to Section
     1.2 and (z) in all other circumstances, counsel selected by the THL Parties and, if different, counsel selected by the holders of a majority of the Registrable Securities to be sold in such registration, and, in each case, which counsel may also be counsel to the Company and (ii) each seller of Registrable Securities (or in the case of the initial filing of a registration statement, within five business days of such initial filing) and such documents shall be subject to the review of any such counsel referred to in clause (i) above. The Company shall not file any registration statement or any amendment or post-effective amendment or supplement to such registration statement or the prospectus used in connection therewith to which such counsel shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (d) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

               (e) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

               (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

               (g) furnish to the THL Parties, on behalf of the THL Group, and to RLB, if requested by him in connection with a registration pursuant to
     Section 1.2:

                    (i) an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement); and

                    (ii) a "comfort" letter (unless the registration is pursuant to Section 2 and such a letter is not otherwise being furnished to the Company), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company's financial statements included in the registration statement, covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other matters as the THL Parties or RLB, as applicable, may reasonably request;

               (h) notify each seller of any Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (i) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of such registration statement;

               (j) notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

               (k) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

               (l) use its best efforts (i) (A) to list such Registrable Securities on any securities exchange on which the equity securities of the Company are then listed or, if no such equity securities are then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange, or (B) if such listing is not practicable, to secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and (ii) to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement and to instruct such transfer agent (A) to release any stop transfer order with respect to the certificates with respect to the Registrable Securities being sold and (B) to furnish certificates without restrictive legends representing ownership of the shares being sold, in such denominations requested by the sellers of the Registrable Securities or the lead underwriter;

               (m) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

               (n) furnish to any holder of such Registrable Securities such information and assistance as such holder may reasonably request in connection with any "due diligence" effort which such seller deems appropriate; and

               (o) use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

          As a condition to its registration of the offer and sale of Registrable Securities of any prospective seller, the Company may require such seller of any Registrable Securities as to which any registration is being effected to execute powers-of-attorney, custody arrangements and other customary agreements appropriate to facilitate the offering and to furnish to the Company such information regarding such seller, its ownership of Registrable Securities and the disposition of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

          The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to (in a capacity as a selling stockholder) any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, to which counsel to the sellers may reasonably object, without the prior written consent of such seller, which consent shall not be unreasonably withheld.

          Each holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(h), such holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by
     Section 3(h). If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3(a) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(h).

     4. Underwritten Offerings.

          4.1. Underwriting Agreement. If requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 1.1,
1.2 or 2, the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the underwriters and to the THL Parties (unless the THL Group is not participating in such registration, in which case, the holders of a majority of the Registrable Securities to be distributed by such underwriter). Any such underwriting agreement shall contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 8. The holders of all of the Registrable Securities to be distributed by such underwriter shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable

Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. No underwriting agreement (or other agreement in connection with such offering) shall require the members of the THL Group or the Management Stockholders or the Third Party Investors in their respective capacities as stockholders and/or controlling persons, to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder's Registrable Securities and such holder's intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder pursuant to Section
8.2. No holder of Registrable Securities shall have the right not to enter into an underwriting agreement described in this Section 4.1 unless it shall have notified the Company prior to any "road show" for such offering or, if no such "road show" is contemplated, prior to such time as the Company may reasonably determine.

          4.2. Selection of Underwriters. If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, the Company will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering; provided, however, that any selection must be approved by the THL Parties, on behalf of the THL Group, if the THL Group at such time owns at least 10% of the number of shares of Company Stock they own on the date hereof. Notwithstanding the foregoing sentence, whenever (i) a registration requested pursuant to Section 1.1 is for an underwritten offering, the THL Parties, on behalf of the THL Group, will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, and (ii) whenever a registration requested under
Section 1.2 is for an underwritten offering, RLB shall have the right to select the managing underwriter (which shall be of nationally recognized standing), but only with the approval of the THL Parties and the Company, such approval not to be unreasonably withheld.

          4.3. Block Sales. If the THL Group, as part of a plan of distribution pursuant to an offer and sale of Registrable Securities under Section 1.1 hereof, effects a registered block sale with one or more market professionals, RLB shall have the right to participate in such a sale on a pro rata basis with the THL Group (such percentage to be computed based on the number of Registrable Securities owned by each such Stockholder).

     5. Holdback Agreements.

               (a) If and whenever the Company proposes to register the offer and sale of any of its equity securities under the Securities Act for its own account (other than pursuant to (x) an employee equity compensation plan, including an option plan, or (y) an acquisition, strategic or business combination transaction) or is required to use its best efforts to effect the registration of the offer and sale of any Registrable Securities under the Securities Act pursuant to Section 1.1, 1.2 or 2, each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, or to request registration under Section 1.1 or 1.2, as the case may be, of any Registrable Securities within seven days prior to and 90 days (unless advised by the managing underwriter that a longer period, not to exceed 180 days, is required, or such shorter period as the managing underwriter for any underwritten offering may agree) after the effective date of the registration statement relating to such registration, except as part of such registration or, in the case that the offer and sale of Registrable Securities above is underwritten or is a registered block sale effected by the THL Group, then only except as part of such underwritten sale or block sale. If requested by such managing underwriter, each holder of Registrable Securities agrees to execute an agreement to such effect with the Company and consistent with such managing underwriter's customary form of holdback agreement.

               (b) The Company agrees not to effect any sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required, or such shorter period as the managing underwriter for any underwritten offering may agree) after the effective date of any registration statement filed pursuant to Section 1.1 or 1.2 (except (i) as part of such registration, (ii) as permitted by the related underwriting, (iii) pursuant to an employee equity compensation plan, including an option plan, or (iv) pursuant to an acquisition, strategic or business combination transaction. In addition, upon the request of the managing underwriter, the Company shall use its best efforts to cause each holder (other than any holder already subject to Section 5(a)) of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such sale or distribution of such securities during such period, except as part of any such registration if permitted, and to cause each such holder to enter into an agreement to such effect with the Company and consistent with such managing underwriter's customary form of holdback agreement.

     6. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering the offer and sale of Registrable Securities under the Securities Act, the Company will give counsel to the holders of such Registrable Securities so to be registered the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give such counsel access to the financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements in each case as shall be reasonably requested by such counsel in connection with such registration statement.

     7. No Grant of Future Registration Rights. The Company shall not grant any other demand or incidental registration rights to any other Person without the prior written consent of the THL Parties, so long as the THL Group continues to own at least 10% of the number of shares of Company Stock that the THL Group owns on the date hereof. If the Company grants any other demand registration rights to any other person, RLB shall have the same participation rights in such registration as the members of the THL Group.

     8. Indemnification.

          8.1. Indemnification by the Company. In the event of any registration of the offer and sale of any Registrable Securities pursuant to this Agreement, the Company will indemnify, defend and hold harmless (a) each seller of such Registrable Securities, (b) the directors, members, stockholders, officers, partners, employees, agents and Affiliates of such seller, (c) each Person who participates as an underwriter in the offering or sale of such securities and
(d) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), jointly or severally, directly or indirectly, based upon or arising out of (i) any untrue statement or alleged untrue statement of a fact contained in any registration statement under which the offer and sale of such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with enforcing its rights hereunder or under the underwriting agreement entered into in connection with such offering or investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, except insofar as any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller. If the Company is entitled to, and does, assume the defense of the related action or proceedings provided herein, then the indemnity agreement contained in this
Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

          8.2. Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 1.1, 1.2 or 2 that the Company shall have received an undertaking satisfactory to it from each of the prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 8.1, the Company, its directors, officers, employees, agents and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller in such seller's capacity as a selling stockholder expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. The Company and the holders of the Registrable Securities hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such holders, the only information furnished or to be furnished to the Company by such holders in their capacities as selling stockholders for use in any registration statement or prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith are statements specifically relating to (a) transactions between such holder and its Affiliates, on the one hand, and the Company, on the other hand, (b) the beneficial ownership of shares of Common Stock by such holder and its Affiliates and (c) the name and address of such holder. If any additional information about such holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence of this Section 8.2. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld or delayed). The indemnity provided by each seller of Registrable Securities under this Section 8.2 shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

          8.3. Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action or proceeding, provide that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this
Section 8, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party reasonably determines, based upon advice of independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

          8.4. Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

          8.5. Indemnification Payments. Any indemnification required to be made by an indemnifying party pursuant to this Section 8 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

          8.6. Other Remedies. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8, no indemnifying party (other than the Company) shall be required to provide indemnification and/or contribution under this Section 8 in an aggregate amount in excess of the net proceeds received and retained by such indemnifying party from the sale of its Registrable Securities covered by the registration statement filed pursuant hereto, it being understood that (x) net proceeds, in the case of the THL Group, the Management Stockholders and the Third Party Investors, shall be calculated, if the THL Group so elects, after
(1) in the case of the THL Group, deducting therefrom the price paid by the THL Group or its affiliates to acquire the equity securities of THL-Nortek Investors, LLC pursuant to the Purchase Agreement (as defined in the Securityholders Agreement) and (2) in the case of the Management Stockholders, deducting therefrom the Option Cancellation Deferred Amounts (as defined in the Option Cancellation Agreements) of such Management Stockholders, and (3) in the case of the Third Party Investors, deducting therefrom the price paid by the Third Party Investors or its affiliates to acquire the equity securities of THL-Nortek Investors, LLC and (y) insofar as such net proceeds have been distributed by any indemnifying party to its partners, stockholders or members, the amount of such indemnifying party's contribution hereunder shall be limited to the net proceeds which it actually recovers from its partners, stockholders or members based upon their relative fault and that to the extent that such indemnifying party has not distributed such net proceeds, the amount such indemnifying party's contribution hereunder shall be limited by the percentage of such net proceeds which corresponds to the percentage equity interests in such indemnifying party held by those of its partners, stockholders or members who have been determined to be at fault. No party shall be liable for contribution under this Section 8.6 except to the extent and under such circumstances as such party would have been liable for indemnification under this Section 8 if such indemnification were enforceable under applicable law.

     9. Representations and Warranties. Each Stockholder represents and warrants to the Company and each other Stockholder that:

                    (i) such Stockholder has the power, authority and capacity (or, in the case of any Stockholder that is a corporation, limited liability company or limited partnership, all corporate, limited liability company or limited partnership power and authority, as the case may be) to execute, deliver and perform this Agreement;

                    (ii) in the case of a Stockholder that is a corporation, limited liability company or limited partnership, the execution, delivery and performance of this Agreement by such Stockholder has been duly and validly authorized and approved by all necessary corporate, limited liability company or limited partnership action, as the case may be;

                    (iii) this Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally and general principles of equity; and

                    (iv) the execution, delivery and performance of this Agreement by such Stockholder does not and will not violate the terms of or result in the acceleration of any obligation under (A) any material contract, commitment or other material instrument to which such Stockholder is a party or by which such Stockholder is bound or
          (B) in the case of a Stockholder that is a corporation, limited liability company or limited partnership, the certificate of incorporation, certificate of formation, certificate of limited partnership, by-laws, limited liability company agreement or limited partnership agreement, as the case may be.

     10. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

     Affiliate: a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     Board: the board of directors of the Company.

     Commission: the Securities and Exchange Commission.

     Common Stock: the common stock of the Company, par value $[0.01] per share.

     Company Stock: as defined in the preamble.

     Exchange Act: the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

     IPO: as defined in the Stockholders Agreement.

     THL Group: as defined in the Stockholders Agreement.

     NASD: National Association of Securities Dealers, Inc.

     NASDAQ: the Nasdaq National Market.

     Option Cancellation Agreements: the Option Cancellation agreements entered into by THL-Nortek Investors, LLC, the Management Stockholders and certain other parties, dated as of August 27, 2004.

     Permitted Transferee: as defined in Section 11.2 herein.

     Person: an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Registrable Securities: the shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 of the Exchange Act) by the THL Group, the Third Party Investors, the Management Stockholders or the Permitted Transferees. As to any particular shares of Common Stock, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) a registration statement on Form S-8 with respect to the resale of such securities shall have become effective under the Securities Act, (iii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, (iv) they shall have been otherwise transferred other than to a Permitted Transferee or a member of the THL Group and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (v) they shall have ceased to be outstanding.

     Registration Expenses: all expenses incident to the Company's performance of or compliance with any registration pursuant to this Agreement, including, without limitation, (i) registration, filing and NASD fees, (ii) fees and expenses of complying with securities or blue sky laws, (iii) fees and expenses associated with listing securities on an exchange or NASDAQ, (iv) word processing, duplicating and printing expenses, (v) messenger and delivery expenses, (vi) transfer agents', trustees', depositories', registrars' and fiscal agents' fees, (vii) fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters, (viii) reasonable fees and disbursements of any one counsel retained by the sellers of Registrable Securities, which counsel shall be designated in the manner specified in Section 3(c) and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

     RLB: as defined in Section 1.2(a) of this Agreement.

     Securities Act: the Securities Act of 1933 or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

     Securityholders Agreement: as defined in the Preamble of this Agreement.

     11. Miscellaneous.

          11.1. Rule 144, etc. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

          11.2. Successors, Assigns and Transferees. This Agreement shall be binding upon and insure to the benefit of the parties hereto and their respective successors and permitted assigns under this Section 11.2. Provided that an express assignment shall have been made, and the assignee has executed a joinder agreement agreeing to be bound by all of the assignor's obligations hereunder, including, without limitation, Section 5 hereof, copies of which shall have been delivered to the Company, the provisions of this Agreement which are for the benefit of a holder of Registrable Securities shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, provided that such transferee acquires such Registrable Securities in accordance with the terms of the Securityholders' Agreement ("PERMITTED TRANSFEREES"). Notwithstanding anything herein to the contrary, each Management Stockholder must exercise all rights hereunder on behalf of any of its Permitted Transferees, if applicable, and all other parties hereto shall be entitled to deal exclusively with the Management Stockholder and rely on the consent, waiver or any other action by the Management Stockholder as the consent, waiver or other action, as the case may be, of any such Permitted Transferees of such Management Stockholder.

          11.3. Stock Splits. Each holder of Registrable Securities agrees that it will vote to effect a stock split, reverse stock split, or combination, or recapitalization having a similar effect, with respect to any Registrable Securities in connection with any registration of any Registrable Securities hereunder, or otherwise, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in its opinion such a stock split, reverse stock split, recapitalization or combination would facilitate or increase the likelihood of success of the offering. The Company shall cooperate in all respects in effecting any such stock split, reverse stock split, recapitalization or combination.

          11.4. Amendment and Modification. This Agreement may be amended, modified or supplemented by the Company with the written consent of the THL Parties and a majority (by number of shares) of any other holders of Registrable Securities whose interests would be adversely affected by such amendment.

          11.5. Additional Management Stockholder. Notwithstanding anything in this Agreement to the contrary, the Company may, only with the consent of the THL Parties, admit additional Management Stockholders to this Agreement and amend Schedule 1 accordingly, provided that (a) any such Management Stockholder(s) holds Registrable Securities, (b) has become a party to the Securityholders Agreement and (c) has executed and delivered a joinder agreement and such other agreements or documents as may reasonably be requested by the Company and the THL Parties.

          11.6. Governing Law. This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware, without giving effect to the choice of law principles thereof.

          11.7. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

          11.8. Notices. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax, as follows:

                    (i)  If to the Company, to it at:

                         Nortek Holdings, Inc.
                         50 Kennedy Plaza
                         Providence, RI 02903
                         Attention: Kevin W. Donnelly and Richard L. Bready
                         Telephone: 401-751-1600
                         Facsimile: 401-751-4610

                         with a copy to:

                         Thomas H. Lee Partners, L.P.
                         100 Federal Street, 35th Floor
                         Boston, MA 02110
                         Attention: Anthony J. DiNovi
                                    Kent R. Weldon
                         Telephone: (617) 227-1050
                         Facsimile: (617) 227-3514

                    (ii) If to a Management Stockholder, as listed on the signature page hereto, or, if not so listed, to it at its address as reflected in the stock records of the Company, or as such Management Stockholder shall designate to the Company in writing, with a copy to the THL Group at its address indicated below (provided that any such designation shall be effective only upon receipt thereof).

                    (iii) If to a member of the THL Group, to it at:

                         c/o Thomas H. Lee Partners, L.P.
                         100 Federal Street, 35th Floor
                         Boston, MA 02110
                         Attention: Anthony J. DiNovi
                                    Kent R. Weldon
                         Telephone: (617) 227-1050
                         Facsimile: (617) 227-3514

                    (iv) If to a Third Party Investor, as listed on the signature page hereto, or, if not so listed, to it at its address as reflected in the stock records of the Company, or as such Third Party Investor shall designate to the Company in writing, with a copy to the THL Group at its address indicated above (provided that any such designation shall be effective only upon receipt therof).

or to such other person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered or (z) if by fax, on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

          11.9. Headings, Execution in Counterparts. The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

          11.10. Injunctive Relief. Each of the parties recognizes and agrees that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.

          11.11. Term. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the consent of the parties hereto or their respective successors in interest and (b) the date on which no Registrable Securities remain outstanding. No termination of this Agreement shall effect any indemnification obligations hereunder arising prior to such termination.

          11.12. Further Assurances. Subject to the specific terms of this Agreement, each of the Company and the Stockholders shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

          11.13. Entire Agreement. This Agreement, together with the Securityholders Agreement, is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          11.14. Release from Transfer Restrictions. Notwithstanding anything contained in this Agreement or the Securityholders Agreement to the contrary, to the extent that any Registrable Securities owned by the Third Party Investors could be sold under Rule 144(k) of the Securities Act, such Registrable Securities may be sold irrespective of any restrictions on transfer including, without limitation, any holdback provisions) contained in this Agreement or the Securityholders Agreement and all rights and obligations of the Third Party Investors under this Agreement shall terminate, other than (i) the Third Party Investor's rights and obligations under Section 8 of this Agreement in respect of any registration that occurred prior to the date of such termination and (ii) the Third Party Investor's rights and obligations under Sections 11.2, 11.4, 11.6, 11.7, 11.10 and 11.12.

     IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above written.

                                        [THL-NORTEK INVESTORS,
                                        INC./NORTEK HOLDINGS, INC.]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        NORTEK, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        THOMAS H. LEE EQUITY FUND V, L.P.

                                        By: THL Equity Advisors V, LLC,
                                            its general partners

                                        By: Thomas H. Lee Partners, L.P.,
                                            its sole member

                                        By: Thomas H. Lee Advisors LLC,
                                            its general partner



                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Managing Director



                                        THOMAS H. LEE PARALLEL FUND V, L.P.

                                        By: THL Equity Advisors V, LLC,
                                            its general partner

                                        By: Thomas H. Lee Partners, L.P.,
                                            its sole member

                                        By: Thomas H. Lee Advisors LLC,
                                            its general partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Managing Director


                                        THOMAS H. LEE CAYMAN FUND V, L.P.

                                        By: THL Equity Advisors V, LLC,
                                            its general partner

                                        By: Thomas H. Lee Partners, L.P.,
                                            its sole member

                                        By: Thomas H. Lee Advisors LLC,
                                            its general partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Managing Director

                                        1997 THOMAS H. LEE NOMINEE TRUST

                                        By: US Bank, N.A., not personally, but
                                            solely as Trustee under the 1997
                                            Thomas H. Lee Nominee Trust


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THOMAS H. LEE INVESTORS LIMITED
                                        PARTNERSHIP

                                        By: THL Investment Management Corp.,
                                            its general partner


                                        By:
                                            ------------------------------------
                                        Name: Thomas H. Lee
                                        Title: Chief Executive Officer

                                        PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                                        COMPANY I LLC

                                        By: Putnam Investments Holdings, LLC,
                                            its managing member

                                        By: Putnam Investments, LLC,
                                            its managing member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                                        COMPANY II LLC

                                        By: Putnam Investments Holdings, LLC,
                                            its managing member

                                        By: Putnam Investments, LLC,
                                            its managing member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PUTNAM INVESTMENTS HOLDINGS, LLC

                                        By: Putnam Investments, LLC,
                                            its managing member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Management Stockholders

                                        [SIGNATURE BLOCKS FOR MANAGEMENT
                                        SECURITYHOLDERS TO BE ADDED AS
                                        APPLICABLE]

                                        Third Party Investors

                                        RGIP, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT A

                                   SCHEDULE 1

                             MANAGEMENT STOCKHOLDERS

                          [To be Revised as Necessary]

Richard Bready
Jeffrey Bloomberg
Michael Botelho
Joseph Cianciolo
Edward Cooney
Kevin Donnelly
Bruce Fleming
Almon Hall
David Hiley
Theodore Martin
William Kormeier
David LaGrand
Joseph McHugh
Michael Nix
Richard Ruth
David Huntely
Bradley Campbell
Ronald Gannon
George Halko
Maury Wawryk
James Durr
Sham Almed
David Baumann
James Boldt
George Ebner
Clement Feng
Robert Fronberry
Wayne Losinske
John Pendergast
Joseph Podawiltz
David Pringle
Stephen Swenerton
David Wolbrink
Pascal Ialenti
Franco Stabellini
Fabio Fronda
Grant Rummell
Dan Stottlemyre
Philip Strauss
Ray Bond

Robert Farinelli
Paul Starkey
Jeremy Burkhardt
Raj Bhalla
Robert Guiette
James Zingg
Julia McGwin
Andrew Prete
Christine Connor
Michael Mendes
Jane White
Robert Brosnan
Robert Cooper
Chuck Stevens
Jeff Miller
Keith Marshall
William Hildebrand
Larry Foisie
Jeffrey Francisco
Andrew Fitzgerald
Walter Douglas Jones
Allan Reifel
Owen Gohlke
Gerry Stapley
Daniel Forest
Jon Forbes
John Hilt
Mario Tougas

              Additional Management Securityholders Signature Page

     The undersigned, by its signature below hereby becomes a party to the Securityholders Agreement, dated as of August 27, 2004, among THL - Nortek Investors LLC and certain of its Securityholders (the "Securityholders Agreement") pursuant to Section 11.3 thereof and agrees to be bound by the terms of the Securityholders Agreement and, for all purposes thereof, to be a "Management Securityholder".

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of March 2006.


Signature
          ---------------------------

Print Name: John Lewis

                  First Amendment, dated February 10, 2005, to

                            SECURITYHOLDERS AGREEMENT
                           THL - NORTEK INVESTORS, LLC
                           Dated as of August 27, 2004

     THIS FIRST AMENDMENT, dated as of February 10, 2005 (the "First Amendment"), amends that certain SECURITYHOLDERS AGREEMENT, dated as of August 27, 2004 (the "Original Agreement"), among THL - Nortek Investors, LLC, a Delaware limited liability company (the "Company"), Nortek Holdings, Inc., a Delaware corporation formerly known as THL Buildco Holdings, Inc. ("Holdings"), Thomas H. Lee Equity Fund V, L.P. and the other THL Investors (as defined in the Original Agreement), Putnam Investments Employees' Securities Company I LLC, Putnam Investments Employees' Securities Company II LLC, Putnam Investments Holdings, LLC, Third Party Investors (as defined therein) and Management Securityholders (as defined therein). Capitalized terms used and not otherwise defined in this Amendment are used herein as defined in the Original Agreement. As used herein, the term "this Agreement" means the Original Agreement, as amended by this First Amendment.

     WHEREAS, the Securityholders entered into the Original Agreement in August 2004 and the transactions contemplated by the first recital to the Original Agreement were completed;

     WHEREAS, the Company, Holdings and the Securityholders now want to effect a recapitalization transaction pursuant to which: (i) the Company will transfer to NTK Holdings, Inc., a new Delaware corporation ("NTK Holdings") all of the outstanding shares of Holdings in exchange for the issuance to the Company of shares of the common stock of NTK Holdings, as a result of which exchange NTK Holdings will become a wholly-owned subsidiary of the Company and Holdings will become a wholly-owned subsidiary of NTK Holdings, and (ii) NTK Holdings will issue and sell certain discount notes, it being contemplated that a portion of the proceeds from such issuance will be used to pay a dividend to the Company which, in turn, will make a distribution to its members; and

     WHEREAS, the Securityholders and NTK Holdings believe it to be in their respective best interests and in the best interests of the Company that they enter into this Amendment so that the terms of the Original Agreement will continue (adjusted appropriately to reflect the interposition of NTK Holdings as a new intermediate holding company) to provide certain rights and restrictions with respect to the Securities owned by them or their permitted transferees;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

     1. Joinder of NTK Holdings. By the execution of this Amendment, NTK Holdings becomes and is made a party to this Agreement.

     2. Changes to Section 1.1.

          (a) Section 1.1(a) of the Original Agreement is amended as follows:

               (i) The phrase "employees of Holdings or its subsidiaries" is hereby deleted and replaced with the phrase "employees of NTK Holdings or its subsidiaries"; and

               (ii) The phrase "merges, of Holdings or any of their subsidiaries" is hereby deleted and replaced with the phrase "merges, of NTK Holdings or any of their subsidiaries".

          (b) Section 1.1(c) of the Original Agreement is amended by deleting the phrase "common stock of Holdings" and substituting therefor the phrase "common stock of NTK Holdings".

     3. Global Change of "Holdings Stock" to "NTK Holdings Stock".

          (a) All references in the Original Agreement to "Holdings Stock" (including those in clause (ii) of the first sentence of Section 6.4 of the Original Agreement and in clause (ii) of the first sentence of Section 7.1 of the Original Agreement) are deleted and replaced with references to "NTK Holdings Stock".

          (b) The corresponding change is made in the definitions section (Section 11.1) so that:

               (i) The term "Holdings Stock" and related definition are deleted and replaced (in the appropriate alphabetical order) with the following: "The term 'NTK Holdings Stock' means shares of common stock of NTK Holdings that are distributed by the Company to the Securityholders";

               (ii) In clause (ii) of the definition of Common Stock the word "NTK" is hereby inserted immediately prior to the words "Holdings Stock"; and

               (iii) In clause (c) of the definition of each of the terms Management Securities, Third Party Investor Securities and THL Securities, the phrase "securities of the Company, Holdings or" is deleted and replaced, in each case, with the phrase "securities of the Company, NTK Holdings or".

          (c) Section 7.1 of the Original Agreement is hereby further amended by deleting the phrase "and Holdings, in the case of clause (ii) above" and replacing it with the phrase "and NTK Holdings, in the case of clause (ii) above".

          (d) References in Exhibit A to the Original Agreement (the form or Registration Rights Agreement) to "Nortek Holdings, Inc." (including references thereto in the preamble and signature blocks of that form agreement) will be deemed to be references to "NTK Holdings, Inc."

     4. Change to Subsection 8.2(i). Paragraph (i) of Section 8.2 is amended by deleting the phrase "each of Holdings and Nortek, Inc." and substituting therefor the phrase "each of NTK Holdings, Holdings and Nortek, Inc."

     5. Additional Definitions. Section 11.1 is further amended by adding the following additional definitions:

          (a) "'First Amendment' means the first amendment, dated February 10, 2005, to this Agreement."

          (b) "'NTK Holdings' means NTK Holdings, Inc., a Delaware corporation and, as of the date of the First Amendment, the holder of all of the outstanding common stock of Holdings."

     6. Additional Provisions.

          (a) Effectiveness. This Amendment will take effect from and as of the time of the exchange of shares described in the recitals of this First Amendment. The undersigned acknowledge, agree and confirm that their execution of this Amendment is sufficient to cause this Amendment to take effect and to be binding upon both them and the other Securityholders, and constitutes all consents and approvals required under Sections 11.7 and
     11.5 of the Original Agreement.

          (b) Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

          (c) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware applicable to agreements signed and to be performed in that state, without giving effect to any choice of law principles thereof that would cause application of the laws of another jurisdiction.

          (d) Jurisdiction, Severability, Interpretation, etc. The provisions of Sections 11.13 and 11.14 of the Original Agreement are incorporated into this Amendment by reference and apply to this Amendment to the same extent as they would if set forth in full herein.

          (e) Headings; Execution in Counterparts. The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Amendment may be executed in any number of counterparts (or by the parties in separate counterparts), each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                                        PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                                        COMPANY I LLC

                                        By: Putnam Investment Holdings, LLC,
                                            its managing member

                                        By: Putnam Investments, LLC,
                                            its managing member


                                        By: /s/ Robert T. Burns
                                            ------------------------------------
                                        Name: Robert T. Burns
                                        Title: Managing Director


                                        PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                                        COMPANY II LLC

                                        By: Putnam Investment Holdings, LLC,
                                            its managing member

                                        By: Putnam Investments, LLC,
                                            its managing member


                                        By: /s/ Robert T. Burns
                                            ------------------------------------
                                        Name: Robert T. Burns
                                        Title: Managing Director


                                        PUTNAM INVESTMENT HOLDINGS, LLC

                                        By: Putnam Investments, LLC,
                                            its managing member


                                        By: /s/ Robert T. Burns
                                            ------------------------------------
                                        Name: Robert T. Burns
                                        Title: Managing Director

        [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITYHOLDERS AGREEMENT]

                                        THOMAS H. LEE EQUITY (CAYMAN)
                                        FUND V, L.P.

                                        By: THL Equity Advisors V, LLC,
                                            its general partner

                                        By: Thomas H. Lee Partners, L.P.,
                                            its sole member

                                        By: Thomas H. Lee Advisors LLC,
                                            its general partner


                                        By: /s/ Anthony J. DiNovi
                                            ------------------------------------
                                        Name: Anthony J. DiNovi
                                        Title: Managing Director


                                        1997 THOMAS H. LEE NOMINEE TRUST

                                        By: US Bank, N.A., not personally,
                                            but solely as Trustee under the 1997
                                            Thomas H. Lee Nominee Trust


                                        By: /s/ Thomas H. Lee
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        THOMAS H. LEE INVESTORS LIMITED
                                        PARTNERSHIP

                                        By: THL Investment Management Corp.,
                                            its general partner


                                        By: /s/ Thomas H. Lee
                                            ------------------------------------
                                        Name: Thomas H. Lee
                                        Title: Chief Executive Officer

        [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITYHOLDERS AGREEMENT]

                                        THOMAS H. LEE EQUITY FUND V, L.P.

                                        By: THL Equity Advisors V, LLC,
                                            its general partners

                                        By: Thomas H. Lee Partners, L.P.,
                                            its sole member

                                        By: Thomas H. Lee Advisors LLC,
                                            its general partner


                                        By: /s/ Anthony J. DiNovi
                                            ------------------------------------
                                        Name: Anthony J. DiNovi
                                        Title: Managing Director


                                        THOMAS H. LEE PARALLEL FUND V, L.P.

                                        By: THL Equity Advisors V, LLC,
                                            its general partner

                                        By: Thomas H. Lee Partners, L.P.,
                                            its sole member

                                        By: Thomas H. Lee Advisors LLC,
                                            its general partner


                                        By: /s/ Anthony J. DiNovi
                                            ------------------------------------
                                        Name: Anthony J. DiNovi
                                        Title: Managing Director

        [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITYHOLDERS AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        THL-NORTEK INVESTORS, LLC


                                        By: /s/ Kevin Donnelly
                                            ------------------------------------
                                        Name: Kevin Donnelly
                                        Title: Secretary


                                        NORTEK HOLDINGS, INC.
                                        (f/k/a THL Buildco Holdings, Inc.)


                                        By: /s/ Kevin Donnelly
                                            ------------------------------------
                                        Name: Kevin Donnelly
                                        Title: Vice President, General Counsel
                                               and Secretary


                                        NTK HOLDINGS, INC.


                                        By: /s/ Kevin Donnelly
                                            ------------------------------------
                                        Name: Kevin Donnelly
                                        Title: Vice President, General Counsel
                                               and Secretary

        [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITYHOLDERS AGREEMENT]

                           MANAGEMENT SECURITYHOLDERS


/s/ Richard Bready                      /s/ Jeffrey Bloomberg
-------------------------------------   ----------------------------------------
Richard Bready, individually            Jeffrey Bloomberg, individually


/s/ Michael Botelho                     /s/ Joseph Cianciolo
-------------------------------------   ----------------------------------------
Michael Botelho, individually           Joseph Cianciolo, individually


/s/ Edward Cooney                       /s/ Kevin Donnelly
-------------------------------------   ----------------------------------------
Edward Cooney, individually             Kevin Donnelly, individually


/s/ Bruce Fleming                       /s/ Almon Hall
-------------------------------------   ----------------------------------------
Bruce Fleming, individually             Almon Hall, individually


/s/ David Hiley
-------------------------------------   ----------------------------------------
David Hiley, individually               Jeremy Burkhardt, individually

        [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITYHOLDERS AGREEMENT]